BOND FUNDS SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 1997



                         A FAMILY OF 100% NO-LOAD FUNDS

                               MONEY MARKET FUND
                        U.S. GOVERNMENT SECURITIES FUND
                                   BOND FUND
                              TAX-FREE INCOME FUND
                         MINNESOTA TAX-FREE INCOME FUND



                                     [LOGO]

                                SIT MUTUAL FUNDS

                         A LOOK AT THE SIT MUTUAL FUNDS

         Sit Mutual Funds is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $5.3 billion for some of America's largest corporations, foundations and endowments.

         Sit Mutual Funds is comprised of eleven 100% NO-LOAD funds. 100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

         Some of the other features include:

               *  Free telephone exchange
               *  Dollar-cost averaging through automatic investment plan
               *  Electronic transfer of funds for purchases and redemptions
               *  Free check-writing privileges on bond funds
               *  Retirement accounts including IRAs, Keoghs and 401(k) Plans


                                    [GRAPH]

                              SIT FAMILY OF FUNDS

Principal Stability & Current Income

STABILITY:           INCOME:           GROWTH & INCOME:        GROWTH:
Safety of principal  Increased income  Long-term capital       Long-term capital
and current income                     appreciation and        appreciation
                                       income

Growth Potential

* MONEY MARKET        * U.S. GOVERNMENT   * BALANCED           * MID CAP GROWTH
                        SECURITIES        * LARGE CAP GROWTH   * INTERNATIONAL
                      * TAX-FREE INCOME                          GROWTH
                      * MINNESOTA                              * SMALL CAP
                        TAX-FREE INCOME                          GROWTH
                      * BOND                                   * DEVELOPING
                                                                 MARKETS GROWTH

                                SIT MUTUAL FUNDS
                          BOND FUNDS SEMI-ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                           PAGE

Chairman's Letter...................................................        2

Performance Review..................................................        4

Fund Reviews and Portfolios of Investments

      Money Market Fund.............................................        6

      U.S. Government Securities Fund...............................       10
      Bond Fund.....................................................       14

      Tax-Free Income Fund..........................................       18

      Minnesota Tax-Free Income Fund................................       30

Notes to Portfolios of Investments..................................       37

Statements of Assets and Liabilities................................       38

Statements of Operations............................................       39

Statements of Changes in Net Assets.................................       40

Notes to Financial Statements.......................................       42

Financial Highlights................................................       45

This document must be preceded or accompanied by a Prospectus.

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - SEPTEMBER 30, 1997

[PHOTO]
Dear Fellow Shareholders:

         Fixed income markets continued their summer rally through the quarter ended September 30, 1997. Despite strong economic growth in the third quarter, U.S. bond yields declined further as inflation indicators remained contained and heightened concerns over foreign markets resulted in a flight to safety that helped extend a U.S. Treasury-led rally.

Economic Overview

     U.S. financial markets were characterized by increased volatility in recent weeks, caused by market turbulence in Asia that spread around the world. The U.S. equity and bond markets went their separate ways in October as domestic equities proved not to be immune from the volatility affecting the markets in Asia, Europe and Latin America. U.S. Treasury securities, in contrast, were seen as a safe haven and staged an extended rally, bringing bond yields to their lowest levels of the year. The factors causing concern for financial markets have gradually expanded in recent months and remain generally unresolved. They include the financial turmoil in Southeast Asia that has generated IMF intervention in some cases, the inability of Japan to extricate itself from a prolonged economic slump, interest rate hikes in the U.K., Germany and Canada designed to pre-empt inflation, falling gold prices, and renewed tensions in Iraq. While temporary stability was restored to markets in Southeast Asia, the political and economic effects are likely to continue.

     Recent results for the domestic economy continue to show solid, balanced growth with limited evidence of inflation. The first estimate of third quarter 1997 real GDP was +3.5%, compared to +3.3% in the second quarter and +4.9% in the first quarter. Third quarter growth was paced by strong consumer spending on durable goods as personal consumption expenditures rose 5.8% year-over-year in September. Personal income growth, which has slowed since last year, remains strong, rising at a year-over-year rate of 5.4% in September. GDP growth would have been even stronger without the deterioration in net exports and a slowdown in the volatile inventory sector.

     Other evidence on the rate of domestic economic growth is more mixed. New and existing home sales remain strong, spurred by lower interest rates, and home prices continue to rise. Production sector data, including factory orders and the Index of Leading Indicators, are also robust. However, corporate debt is now rising and may be a sign of slower growth ahead. In addition, growth in consumer installment debt, which has normally been accompanied by a deceleration in spending, has been slowing. We believe the recent pace of economic activity is unsustainable and that growth in the fourth quarter and in 1998 will likely be at a more subdued pace. Our estimate of full-year 1998 real GDP growth is +2.9%, down from the +3.8% growth we expect in 1997. Furthermore, developments in Asia are likely to negatively impact domestic net exports and dampen U.S. real GDP growth by as much as -0.5% next year.

     Broad measures of inflation continue to be very favorable. The year-over-year increase in the Consumer Price Index was +2.2% in September, and was nearly zero for the Producer Price Index. The GDP deflator, which was impacted by falling computer prices, rose 1.4 percent in the third quarter, its lowest rate of increase since second quarter 1964. Tightness in the labor markets, as indicated by October's remarkably low 4.7% unemployment rate, continues to be a concern, although the employment cost index remains contained. Thus far, increases in productivity, which have been alluded to by Federal Reserve Chairman Alan Greenspan as being understated, seem to have sufficiently offset upward pricing pressures. Lower import prices, resulting from the fallout in Asian currencies, should alleviate inflation next year.

     Inflation-adjusted or "real" interest rates have risen rapidly during 1997 due mainly to better-than-expected inflation experience. Real rates are at high levels, reflecting continued skepticism that inflation will remain subdued. Interestingly, with the developments in Southeast Asia, there is evidence of a battle between those concerned about excessive inflationary pressures in the U.S., and those who believe deflation is just around the corner (evidence:
Japan's 1.6% 10-year government bond rate). Until this battle between reflationists and deflationists is resolved, the level of investor uncertainty will be rising, accompanied by continued volatility in financial markets.

     The Federal Reserve's G-10 trade-weighted U.S. dollar exchange rate, which had been strengthening since early 1995, peaked in early August 1997 and has been easing since then. We believe the U.S. dollar will continue to trade at or just above its recent range and will not impede U.S. trade competitiveness. External shocks are always possible, and the latest Middle East flare-up is being monitored carefully.

     The federal budget deficit for fiscal year 1997 came in at $22.6 billion, the lowest level since 1974. This compared to $107.3 billion in 1996 and a peak of $290 billion in 1992. The reduction was largely attributable to faster federal revenue growth versus spending growth over the past five years. The fiscal 1998 deficit is also expected to remain low, in the $50 billion range, and some private forecasters believe a small surplus is possible. In light of this, options for allocating the potential surplus are being discussed even before it materializes. Proposals fall into two categories: those that reduce the total national debt, and those that increase spending or provide tax cuts. We anticipate that, whatever path of fiscal policy, it will continue to be a positive influence in the overall economic environment as it affects financial markets. Progress has also been made in crafting a meaningful tax package that would include the first large Federal tax cut in sixteen years. More importantly, this reflects a fiscal policy shift toward stimulus after years of restraint.

Strategy Summary:

     The Federal Reserve has left monetary policy unchanged since its last 0.25% hike on March 25th as subsequent economic reports continue to validate its no-action stance that incorporates a tightening bias. The economy's ability to sustain strong growth without any evidence of serious current inflationary pressure remains the subject of much debate. Chairman Greenspan, in his October 29th address to Congress, shared his view that the robust pace of economic growth thus far in 1997 is unsustainable. He also implied that the impact of the financial crisis in Asia, and the resulting stock market correction, will dampen future U.S. economic growth. While allaying fears of higher rates, however, Greenspan gave no hint of lower short-term rates and reiterated the Fed's continued watch on inflation. The current consensus is that there will no change in Federal Reserve administered rates during the balance of 1997.

     Moderate economic growth, accompanied by low inflation, should continue to provide a favorable environment for U.S. financial markets. Of concern is the economy operating at close to full capacity, the relatively low unemployment rate, and tenuous global economic conditions. While inflation appears benign, we will continue to monitor it closely. Our expectations for the current economic cycle to continue leads us to forecast slightly higher rates over the next twelve months.

     With the decline in bond yields, taxable bond portfolio durations have shifted from being longer than their respective benchmarks last spring to current positions which are slightly shorter than their benchmarks. A more defensive positioning is anticipated, should long-term Treasury yields reach 6.0%. Likewise, portfolios will be repositioned more opportunistically as bond yields increase. Lower interest rates brought an increased supply of corporate debt issuance, causing corporate yield spreads to widen. In addition, selling pressures and fears of increased refinancing activity caused dealer inventories to swell and relative yield spreads to widen across all sectors as bond yields reached new lows. We expect that incremental yield spreads will remain relatively wide through year-end. Our strategy is to selectively buy securities where the widening yield spread does not reflect longer-term fundamentals or credit concerns. We remain focused on niches within each market sector and continue to emphasize high coupon mortgage pass-through securities with stable prepayment rates.

     Municipal bonds have not kept pace with the continued rally in Treasuries, thus causing their relative valuations to cheapen. Currently, municipals are at their cheapest relative levels since one year ago, with the yield ratio of long municipals to long Treasuries increasing from a low of 82% in May to approximately 88% in early November. Lower bond yields have resulted in increased municipal issuance which has contributed to that market's lagging performance year-to-date. BBB-rated issuers, particularly in the hospital and transportation sectors, have benefitted from advanced refunding activity. Sector and security selection continue to be key elements of our investment approach for our municipal funds. We remain focused on issues in the housing and health care sectors, despite the fact that relative yield spreads are historically narrow. In addition to higher yield, we continue to seek securities offering greater call protection without lengthening the average maturity of the Funds.

     As stronger economic activity or inflation could again reverse the market outlook for interest rates, we believe that our focus on high current income and stability of principal will help provide positive incremental returns over longer term periods. We appreciate your continued interest in the Sit Mutual Funds and look forward to helping you to achieve your long-term investment goals.


With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
SEPTEMBER 30, 1997  PERFORMANCE SUMMARY - BOND FUNDS

                               BOND MARKET REVIEW

     The Federal Reserve kept monetary policy steady as inflation indicators remained subdued, with no action since it raised the Federal funds rate by 0.25% on March 25th. Three-month Treasury bill yields fluctuated around a 0.25% range during the six month period, decreasing from 5.33% to 5.11%. Longer term bond yields declined steadily from mid-April through the end of July and, since then, have fluctuated within a narrow range. The 30-year Treasury bond yield decreased 0.67% to 6.41%, marking a low of 6.30% on July 31st. The 30-year Treasury bond yield is below its beginning of the year level of 6.64% but remains above its December 1995 trough of 5.95% and its longer term trough of 5.79% on October 15, 1993.

     Lower interest rates brought increased corporate debt issuance, causing corporate yield spreads to widen. However, the corporate sector remained the best-performing group for the period, benefitting from its longer duration. The shorter duration of the asset-backed sector made it the worst performer as its price return lagged. Mortgages lagged during the most recent quarter but remained competitive for the six month and year-to-date periods, helped by their higher income return.

     Municipals have not kept pace with the rally in taxable bonds. The yield of the Bond Buyer 40-Bond Index decreased by only 0.48% during the period from 5.95% to 5.47%, with a low of 5.40% on July 31st. The Bond Buyer Index yield is below its beginning of the year level of 5.72% and is at its February 1996 trough of 5.47%, and remains just above its October 15, 1993 trough of 5.34%.

     Lower bond yields have also resulted in increased municipal issuance, which contributed to that market's lagging returns relative to Treasuries. BBB-rated issuers, particularly hospitals and transportation, have benefitted from an increase in advanced refunding activity. Hospitals continue to outperform as incremental yield spreads remain narrow. Housing, which has underperformed during the rally, remains competitive year-to-date.

     Security selection remains a strong component of the attractive returns earned by the Sit Bond Funds over the longer term. These results were achieved consistent with the Funds' dual objectives of high current income and principal stability.


                          TOTAL RETURN - CALENDAR YEAR

                                                1988          1989
                                                ----          ----
SIT MONEY MARKET FUND                             --            --

SIT U.S. GOV'T. SECURITIES FUND                7.86          11.04
SIT BOND FUND                                    --             --

SIT TAX-FREE INCOME FUND                       2.19(1)        8.38

SIT MINNESOTA TAX-FREE
    INCOME FUND                                  --             --

U.S. TREASURY BILL                             7.10           8.73
LEHMAN INTER. GOVERNMENT BOND INDEX            6.40          12.68
LEHMAN AGGREGATE BOND INDEX                    7.89          14.53
LEHMAN 5-YEAR MUNICIPAL BOND INDEX          6.39/0.75(1)      9.07

SIT INVESTMENT RESERVE FUND                    6.65%          8.53%
    (Inception date 1/25/85. Converted to Sit Money Market Fund on 11/1/93.)



                                                 NASDAQ
                                                 SYMBOL      INCEPTION
                                                 ------      ---------
SIT MONEY MARKET FUND                             SNIXX      11/01/93
SIT U.S. GOV'T. SECURITIES FUND                   SNGVX      06/02/87
SIT BOND FUND                                     SIBOX      12/01/93
SIT TAX-FREE INCOME FUND                          SNTIX      09/29/88
SIT MINNESOTA TAX-FREE INCOME FUND                SMTFX      12/01/93

3-MONTH U.S. TREASURY BILL                                   11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                          05/31/87
LEHMAN AGGREGATE BOND INDEX                                  11/30/93
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                           09/30/88


(1) Period from Fund inception through calendar year-end.
(2) Based on the last 12 monthly distributions of net investment income and average NAV as of 9/30/97.
(3) For Minnesota residents in the 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 8.28%, 8.93% and 9.46%, respectively (Assumes the maximum Minnesota tax bracket of 8.5%).
(4) For individuals in the 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 7.32%, 7.89% and 8.36%, respectively (Income subject to state tax, if any).

(wide table continued from above)

                                                                                             YIELD
                                                                               YTD           AS OF   DISTRIBUTION
  1990      1991       1992      1993         1994       1995       1996       1997         9/30/97    RATE (2)
  ----      ----       ----      ----         ----       ----       ----       ----         -------    --------
    --        --         --       0.46%(1)     3.84%     5.58%      5.08%      3.86%          5.30%(6)

 10.97     12.87       5.43       7.34         1.77     11.50       4.99       6.13           5.84         6.17
    --        --         --       0.34(1)     -1.31     16.83       4.25       7.18           5.72         6.42

  7.29      9.25       7.71      10.42        -0.63     12.86       5.69       6.99           5.05(4)      5.51


   --        --         --        1.60(1)      0.63     11.90       5.89       5.34           5.23(3)      5.44

 8.04      5.72       3.56        3.13         4.47      5.98       5.27       3.95
 9.56     14.11       6.93        8.17        -1.75     14.41       4.06       5.39
 8.96     16.00       7.40     9.75/0.54(1)   -2.92     18.47       3.63       6.52
 7.70     11.41       7.62        8.73        -1.28     11.65       4.22       4.61

 7.59%     6.14%      3.81%       2.34(5)




                                         AVERAGE ANNUAL TOTAL RETURNS FOR THE
            TOTAL RETURN                   PERIODS ENDED SEPTEMBER 30, 1997
            ------------                   --------------------------------
   QUARTER ENDED     SIX MONTHS                                          SINCE
      9/30/97       ENDED 9/30/97      1 YEAR     3 YEARS    5 YEARS   INCEPTION
      -------       -------------      ------     -------    -------   ---------

        1.30%            2.61%          5.15%      5.25%         --      4.81%
        3.04             6.13           8.39       7.69        6.41      8.28
        3.62             7.66          10.56       9.62          --      6.93
        3.13             6.25           9.46       8.41        7.35      7.74
        2.34             4.96           7.43       7.66          --      6.57

        1.29             2.61           5.28       5.49          --      5.12
        2.56             5.42           7.83       7.82        5.86      8.08
        3.32             7.12           9.71       9.49          --      6.57
        2.13             4.63           6.67       6.61        5.79      7.09


(5) Period January 1, 1993, through October 31, 1993, at which time the Fund converted to the Sit Money Market Fund.

(6) Figure represents 7-day compound effective yield. The 7-day simple yield as of 9/30/97 was 5.17%.


PLEASE REMEMBER THAT PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS AND IS ONLY ONE OF THE FACTORS TO CONSIDER IN CHOOSING A FUND. AS WITH ALL INVESTMENTS, THE SHARE PRICE AND RETURN MAY VARY AND YOU MAY HAVE A GAIN OR LOSS AT THE TIME OF SALE.

SIT MONEY MARKET FUND REVIEW
SEPTEMBER 30, 1997

[PHOTO]

MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
PAUL J. JUNGQUIST, CFA
   PORTFOLIO MANAGER


Dear Fellow Shareholders:

     The Sit Money Market Fund provided investors with a +2.61% return for the six months ended September 30, 1997, compared to a +2.49% average return for the Lipper Analytical Services, Inc. Money Market Fund universe. Within its Lipper peer group category, the Fund's performance ranked 59th of 310 funds and 55th of 298 funds, respectively, for the three and twelve month periods ended September 30, 1997. As of September 30, 1997, the Fund's 7-day compound yield was 5.30% and its average maturity was 30 days, compared to 4.74% and 27 days, respectively, at March 31, 1997.

     Three-month Treasury bill rates were somewhat volatile over the past six months, as considerable uncertainty about the direction of Federal Reserve policy as well as reduced funding requirements for the U.S. Treasury existed during the period. In the end, the Fed left the federal funds rate unchanged during the period, and the three-month Treasury bill rate decreased from 5.33% at March 31 to 5.11% at September 30. The Fund lengthened its average maturity during the period to increase its yield by taking advantage of the somewhat volatile market conditions. Economic growth remains strong despite the rapid pace of the first half of the year and the recent volatility in global financial markets, with inflation remaining moderate. Given this data, most market analysts now expect no change in Fed policy over the near term. We are continuing to take advantage of current yield levels, and expect to maintain the average maturity of the portfolio in a range of 25 to 40 days in anticipation of no short-term change in policy by the Fed.

     Despite the recent volatility in global financial markets, we do not foresee a significant impact on the creditworthiness of top tier commercial paper issuers. We remain concerned about the relatively high levels of consumer bankruptcies and debt, however, and will continue to monitor our eligible consumer finance credits closely. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we plan to add Tier I credits in the captive finance, technology and consumer non-durable industries.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in a diversified portfolio of high quality short-term debt instruments. The Fund seeks to maintain a stable net asset value of $1.00 per share. However, there is no assurance of a constant share price.

     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                                PORTFOLIO SUMMARY

      Net Asset Value 9/30/97: $1.00 Per Share
                      3/31/97: $1.00 Per Share

             Total Net Assets: $32.56 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

Consumer Loan Finance              19.2
Diversified Finance                16.5
Utilities                          11.2
Captive Equipment Finance          10.7
Captive Auto Finance                6.8
Consumer Non-Durables               5.1
Captive Oil Finance                 3.4
Technology/Business Equip.          3.4
Retail                              3.2
Capital Goods                       3.1
Energy                              1.4
U.S. Government                     1.3
Other Assets & Liabilities         14.7

                         AVERAGE ANNUAL TOTAL RETURNS*                   CUMULATIVE TOTAL RETURNS*
                         -----------------------------                   -------------------------
                    Money      Lipper Money     U.S. Treasury      Money     Lipper Money    U.S. Treasury
                   Market         Market            Bill          Market        Market           Bill
                    Fund          Average         (3-Month)        Fund         Average        (3-Month)
                    -----      ------------     -------------      -----     ------------    -------------
3 Months            1.30%          1.23%           1.29%            1.30%         1.23%          1.29%
 (unannualized)
1 Year              5.15           4.86            5.28             5.15          4.86           5.28
3 Year              5.25           5.02            5.49            16.60         15.86          17.37
Inception           4.81           4.61            5.12            20.19         19.25          21.61
 (11/1/93)

* As of 9/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE U.S. TREASURY BILL. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000
                                  [LINE GRAPH]

                        3-MONTH U.S. TREASURY BILL INDEX
                             SIT MONEY MARKET FUND

The sum of $10,000 invested at inception (11/1/93) and held until 9/30/97 would have grown to $12,019 in the Fund or $12,161 in the 3-Month U.S. Treasury Bill Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS

                                (% of Net Assets)

                       AS RATED BY MOODY'S, S&P AND FITCH


                              First Tier Securities
                                      100%

                                  [PIE GRAPH]

First Tier Securities     100%
Second Tier Securities      0%

SIT MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1997 (UNAUDITED)

---------------------------------------------------------------------------
QUANTITY ($)       NAME OF ISSUER                          MARKET VALUE (1)
---------------------------------------------------------------------------
COMMERCIAL PAPER  (84.0%) (2)
   CAPITAL GOODS (3.1%)
     1,000,000     Deere & Co., 5.50%, 10/15/97                  $997,865
                                                              -----------
   CAPTIVE AUTO FINANCE (6.8%)
                   Ford Motor Credit Corp.:
       609,000        5.56%, 10/14/97                             607,793
       434,000        5.55%, 10/30/97                             432,077
                   General Motors Acceptance Corp.:
       550,000        5.56%, 10/6/97                              549,580
       215,000        5.56%, 10/9/97                              214,737
       111,000        5.59%, 10/28/97                             110,539
       315,000        5.60%, 11/28/97                             312,188
                                                              -----------
                                                                2,226,914
                                                              -----------
   CAPTIVE EQUIPMENT FINANCE (10.7%)
                   IBM Credit Corp.:
       500,000        5.51%, 10/6/97                              499,619
       225,000        5.54%, 10/21/97                             224,315
       375,000        5.53%, 11/5/97                              372,998
                   John Deere Capital Corp.:
       460,000        5.55%, 10/17/97                             458,878
       240,000        5.56%, 10/21/97                             239,267
       400,000        5.56%,10/27/97                              398,411
       300,000     Pitney Bowes Credit Corp.,
                      5.49%, 10/23/97                             298,999
     1,000,000     Xerox Credit Corp.,
                      5.30%, 5/13/97                              996,518
                                                              -----------
                                                                3,489,005
                                                              -----------
   CAPTIVE OIL FINANCE (3.4%)
                   Chevron Oil Finance:
       266,000        5.50%, 10/7/97                              265,758
       250,000        5.51%, 10/14/97                             249,506
       607,000        5.49%, 11/4/97                              603,876
                                                              -----------
                                                                1,119,140
                                                              -----------
   CONSUMER LOAN FINANCE (19.2%)
                   American Express Credit Corp.:
       169,000        5.53%, 10/7/97                              168,845
       280,000        5.56%, 10/29/97                             278,800
       300,000        5.55%, 11/13/97                             298,029
       375,000        5.55%, 11/19/97                             372,193
                   American General Financial:
       300,000        5.55%, 10/24/97                             298,946
       300,000        5.57%, 11/3/97                              298,482
       525,000        5.55%, 11/6/97                              522,107
                   Beneficial Corp.:
       515,000        5.54%, 10/16/97                             513,824
       350,000        5.56%, 10/20/97                             348,984
     1,000,000     Commerical Credit Corp.,
                      5.56%, 11/7/97                             $994,337
                   Household Finance Corp.:
       259,000        5.56%, 10/15/97                             258,446
       335,000        5.55%, 10/20/97                             334,028
       283,000        5.53%, 11/24/97                             280,674
       200,000        5.56%, 12/29/97                             197,290
                   Norwest Financial, Inc.:
       300,000        5.53%, 10/7/97                              299,726
       306,000        5.56%, 10/23/97                             304,972
       250,000        5.56%, 10/29/97                             248,929
       240,000        5.55%, 11/3/97                              238,790
                                                              -----------
                                                                6,257,402
                                                              -----------
   CONSUMER NON-DURABLES (5.1%)
                   Coca Cola Co.:
       400,000        5.48%, 10/31/97                             398,183
       435,000        5.52%, 12/15/97                             430,061
                   Gillette Co.:
       339,000        5.50%, 4/25/97 (5)                          338,948
       500,000        5.48%, 10/9/97 (5)                          499,393
                                                              -----------
                                                                1,666,585
                                                              -----------
   DIVERSIFIED FINANCE (16.5%)
                   Associates Corp. N.A.:
       250,000        5.55%, 10/15/97                             249,466
       450,000        5.54%, 11/18/97                             446,706
       376,000        5.55%, 11/20/97                             373,128
                   CIT Group Holdings, Inc.:
       579,000        5.54%, 11/21/97                             574,480
       432,000        5.54%, 10/8/97                              431,540
                   General Electric Capital Corp.:
       400,000        5.56%, 10/28/97                             398,350
       400,000        5.56%, 11/10/97                             397,551
       300,000        5.57%, 12/16/97                             296,517
                   General Electric Capital Services:
       435,000        5.56%, 10/22/97                             433,604
       165,000        5.55%, 10/24/97                             164,420
       500,000        5.56%, 11/17/97                             496,403
                   Transamerica Finance Corp.:
       250,000        5.51%, 10/16/97                             249,428
       480,000        5.52%, 10/23/97                             478,393
       375,000        5.57%, 11/13/97                             372,523
                                                              -----------
                                                                5,362,509
                                                              -----------
   ENERGY (1.4%)
       453,000     Texaco, Inc.,
                      5.53%, 10/2/97                              452,931
                                                              -----------

---------------------------------------------------------------------------
QUANTITY ($)       NAME OF ISSUER                          MARKET VALUE (1)
---------------------------------------------------------------------------
   TECHNOLOGY/BUSINESS EQUIPMENT (3.4%)
                   International Business Machines Corp.:
       600,000        5.54%, 10/10/97                            $599,178
       500,000        5.55%, 11/12/97                             496,792
                                                              -----------
                                                                1,095,970
                                                              -----------
   RETAIL (3.2%)
                   Sears Roebuck & Co.:
       458,000        5.54%, 10/1/97                              458,000
       267,000        5.56%, 10/3/97                              266,918
       330,000        5.58%, 11/10/97                             327,972
                                                              -----------
                                                                1,052,890
                                                              -----------
   UTILITIES (11.2%)
                   Ameritech  Corp.:
       350,000        5.68%, 10/3/97                              349,892
       400,000        5.53%, 12/2/97                              396,232
       385,000        5.53%, 12/4/97                              381,256
                   AT&T Corp.:
       500,000        5.56%, 11/14/97                             496,639
       500,000        5.51%, 12/12/97                             494,560
                   BellSouth Telecommunications, Inc.:
       500,000        5.51%, 10/10/97                             499,315
       219,000        5.50%, 10/27/97                             218,137
                   SBC Communications:
       485,000        5.53%, 10/31/97 (5)                         482,785
       325,000        5.56%,12,10/97 (5)                          321,537
                                                              -----------
                                                                3,640,353
                                                              -----------

Total commercial paper
       (cost:  $27,361,564)                                    27,361,564
                                                              -----------

U.S. GOVERNMENT SECURITIES (1.3%)
       420,000     Federal National Mtg. Assn.,
                      5.41%, 11/24/97                             416,630
                                                              -----------
       (cost:  $416,630)

Total investments in securities
       (cost:  $27,778,194) (6)                               $27,778,194
                                                              ===========


                 See accompanying notes to portfolios of investments on page 37.

SIT U.S. GOVERNMENT SECURITIES FUND REVIEW
SEPTEMBER 30, 1997

MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
BRYCE A. DOTY, CFA
   PORTFOLIO MANAGER

[PHOTO]

Dear Fellow Shareholders:

     The Sit U.S. Government Securities Fund provided investors with a +6.13% return for the six months ended September 30, 1997 compared to a +5.42% return of the Lehman Intermediate Government Bond Index. For the twelve months ending September 30, 1997, the Fund's total return was +8.39% versus the +7.83% return for the Lehman Index. As of September 30, 1997, the Fund's 30-day SEC yield was 5.84% and its 12-month distribution rate was 6.17%, compared to 6.65% and 6.29%, respectively, at March 31, 1997.

     U.S. Treasury yields fell sharply during the past six months providing significant price appreciation in the Fund's longer duration U.S. Treasury and CMO holdings. Although the Fund's pass-through holdings are more stable in price, their high coupons made them the highest income earning securities in the Fund. While the Fund's strong return was better than its benchmark, the Lehman Intermediate Government Bond Index, its return lagged that of its Lipper universe due to its shorter (more conservative) effective duration.

     Investment activity during the past six months initially involved investing net cash flows in Treasury securities and certain government closed-end bond funds. The shares of the closed-end funds were purchased at a price below the funds' net asset value, producing a high dividend yield comparable to other securities held in the Fund. Once yields had fallen substantially, the Fund shortened its effective duration. The Fund accomplished this by selling longer duration U.S. Treasuries and purchasing additional seasoned high coupon mortgage and manufactured home loan securities, which are less price sensitive to changes in market yield levels.

     The decline in interest rates reflected continued favorable inflation reports and moderate economic growth forecasts. Consequently, investors reduced expectations that the Federal Reserve would raise short-term interest rates this year. However, steady economic growth coupled with tightening labor market conditions should eventually lead to higher inflation. Therefore, we expect the Federal Reserve to raise short-term interest rates in early 1998 which should result in modestly higher intermediate and longer term yields. Given this outlook, we expect to continue the Fund's emphasis on securities that provide high levels of interest income and are relatively more stable in price.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to provide high current income and safety of principal. The Fund invests solely in securities issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities (Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC)).

                                PORTFOLIO SUMMARY

         Net Asset Value  9/30/97:  $10.59 Per Share
                          3/31/97:  $10.28 Per Share

               Total Net Assets:    $88.30 Million

                 30-Day SEC Yield:    5.84%
       12-Month Distribution Rate:    6.17%
                 Average Maturity:   15.7 Years
               Effective Duration:    3.2 Years (1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.

                               PORTFOLIO STRUCTURE
                             (% of total net assets)

GNMA Pass-Through                        59.1
U.S. Treasury                            14.2
Collateralized Mortgage Obligations      13.6
FNMA Pass-Through                         5.4
Mutual Funds                              3.6
FHLMC Pass-Through                        3.0
Cash & Cash Equivalents                   1.1


                           AVERAGE ANNUAL TOTAL RETURNS*               CUMULATIVE TOTAL RETURNS*
                   -------------------------------------------  -------------------------------------------
                   U.S. Gov't.      Lipper       Lehman Inter.  U.S. Gov't.       Lipper      Lehman Inter.
                   Securities     U.S. Gov't.     Gov't. Bond   Securities      U.S. Gov't.     Bond Fund
                      Fund       Fund Average        Index         Fund        Fund Average       Index
                    -----      ------------     -------------      -----     ------------    -------------
3 Months             3.04%           3.18%            2.56%         3.04%          3.18%           2.56%
   (unannualized)
1 Year               8.39            8.71             7.83          8.39           8.71            7.83
5 Years              6.41            5.74             5.86         36.42          32.18           32.91
10 Years             8.58            8.71             8.38        127.82         118.88          123.56
Inception            8.28            7.63             8.08        127.63         113.84          123.29
  (6/2/87)


* As of 9/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

                                GROWTH OF $10,000
                                  [LINE GRAPH]

                         SIT U.S. GOV'T. SECURITIES FUND
                        LEHMAN INTER. GOV'T. BOND INDEX

The sum of $10,000 invested at inception (6/2/87) and held until 9/30/97 would have grown to $22,763 in the Fund or $22,329 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE
                                  [BAR GRAPH]

                           The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

              YEARS
              -----
               0-1         1.1%
               1-5        80.5%
               5-10       12.8%
              10-20        1.9%
               20+         3.7%

SIT U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1997 (UNAUDITED)


----------------------------------------------------------------
QUANTITY ($)       NAME OF ISSUER               MARKET VALUE (1)
----------------------------------------------------------------

MORTGAGE PASS-THROUGH SECURITIES (67.5%) (2)

  FEDERAL HOME LOAN MORTGAGE CORPORATION (3.0%):

      32,000       8.75%, 12/1/01                        $33,027
     299,233       9.00%, 12/1/05                        312,000
      86,042       9.00%, 1/1/06                          89,716
     605,944       9.00%, 10/1/16                        641,871
     573,331       9.00%, 6/1/17                         607,529
      80,093       9.50%, 6/1/16                          85,096
     175,957       9.50%, 12/1/18                        186,809
     136,923       9.75%, 6/1/17                         146,456
     425,514       10.25%, 6/1/10                        460,487
      30,431       10.50%, 4/1/04                         31,982
       4,509       11.00%, 10/1/00                         4,738
                                                       ---------
                                                       2,599,711
                                                       ---------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (5.4%):

     179,915       9.00%, 4/1/10                         190,139
     332,981       9.00%, 1/1/17                         352,032
      75,740       9.00%, 4/1/17                          80,024
     127,830       9.00%, 9/1/17                         135,082
     101,115       9.00%, 11/1/19                        108,161
     198,670       9.00%, 9/1/20                         210,117
      99,957       9.00%, 9/1/21                         106,923
   1,655,872       9.00%, 2/1/25                       1,757,157
      82,150       9.375%, 5/1/16                         87,417
     329,383       9.50%, 1/1/11                         355,013
     550,408       9.50%, 5/1/14                         593,236
     380,921       9.50%, 4/1/20                         406,429
      60,671       10.00%, 3/1/11                         66,378
     155,550       10.00%, 9/1/20                        168,253
     158,380       11.00%, 4/1/14                        175,135
                                                       ---------
                                                       4,791,496
                                                       ---------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (59.1%) (3):

   2,629,781       6.50%, 7/20/26                      2,702,100
     186,568       7.50%, 3/15/07                        193,364
     417,133       7.50%, 5/15/16                        428,922
      45,880       8.00%, 7/15/03                         48,010
     238,424       8.00%, 10/15/12                       247,219
   1,688,139       8.00%, 5/15 - 6/15/16               1,753,065
     116,798       8.25%, 6/15/02                        118,769
     218,786       8.25%,1/15/12                         227,139
     611,902       8.25%, 8/15/15                        635,912
     404,914       8.50%, 12/15/11                       422,123
     866,532       8.50%, 9/15/16                        903,216
     811,268       8.50%, 1/15/17                        845,594
     202,874       8.75%, 7/15/02                        214,539
     202,147       8.75%, 5/15/03                        212,843
     741,966       8.75%, 5/15 - 11/15/06                782,088
     290,089       8.75%, 2/15 - 3/15/07                 302,861
     199,791       8.75%, 11/15/09                       208,711
     617,330       8.75%, 6/15 - 12/15/11                645,210
     416,048       8.75%, 8/15/19                        437,335
     165,640       9.00%, 10/15/04                       175,300
     348,200       9.00%, 4/15/06                        368,544
     274,911       9.00%, 10/15/07                       288,170
     326,992       9.00%, 12/15/08                       351,619
     149,265       9.00%, 11/15/09                       156,657
   1,730,670       9.00%, 6/15 - 10/15/11              1,816,183
     178,047       9.00%, 1/15/12                        186,770
   2,824,526       9.00%, 4/20 - 12/20/16              3,034,713
   5,132,883       9.00%, 1/15/17                      5,507,887
      65,876       9.00%, 5/15/18                         69,861
     574,596       9.00%, 11/15/19                       619,628
   1,094,946       9.00%, 7/20 - 10/20/21              1,172,504
      50,897       9.00%, 10/15/27                        55,080
      99,292       9.25%, 4/15 - 9/15/01                 105,306
     335,455       9.25%, 3/15/05                        356,212
     409,029       9.25%, 11/15/11                       430,837
     270,271       9.25%, 4/15/12                        284,756
      44,699       9.50%, 1/15 - 1/20/05                  47,473
     192,838       9.50%, 1/15/06                        205,556
   2,514,199       9.50%, 1/15 - 8/15/10               2,708,887
     585,679       9.50%, 1/15 - 3/15/11                 618,826
     895,139       9.50%, 11/20 - 12/15/16               961,747
   1,398,700       9.50%, 8/20/17                      1,522,002
     489,561       9.50%, 5/15  -12/15/18                527,568
     117,568       9.50%, 6/15/20                        126,548
      45,036       9.50%, 1/15/21                         49,146
     179,017       9.75%, 3/15  -10/15/99                183,182
      56,976       9.75%, 5/15/01                         60,677
     179,278       9.75%, 11/15/02                       191,003
     145,083       9.75%, 7/15/03                        154,467
      45,211       9.75%, 3/15/04                         48,174
     392,491       9.75%, 8/15/05                        418,576
     215,974       9.75%, 2/15/06                        230,883
   2,243,878       9.75%, 8/15 - 12/15/10              2,404,409
     949,220       9.75%, 11/15 - 12/15/12             1,017,720
     207,330       10.00%, 8/15/02                       221,308
     170,555       10.00%, 5/15/04                       181,895
     995,764       10.00%, 7/15/05                     1,063,134
     143,337       10.00%, 1/15/06                       152,838
     157,984       10.00%, 11/15/08                      169,285
     130,153       10.00%, 5/15 - 11/15/09               140,012
     192,568       10.00%, 6/15 - 7/15/10                206,477
     141,593       10.00%, 1/15/11                       151,901
      32,168       10.00%, 9/15/16                        34,969
     189,619       10.00%, 2/20/20                       204,534
      61,648       10.25%, 11/15/00                       65,717
      82,277       10.25%, 2/15 - 4/15/01                 87,702
      74,959       10.25%, 8/15/04                        80,008

----------------------------------------------------------------
QUANTITY ($)       NAME OF ISSUER               MARKET VALUE (1)
----------------------------------------------------------------


     347,746       10.25%, 7/15/05                      $371,121
     160,778       10.25%, 5/15/09                       171,919
   2,948,652       10.25%, 3/15 - 8/15/12              3,165,604
   1,050,992       10.25%, 2/15- 7/15/13               1,141,097
       3,941       10.25%, 9/15/00                         4,165
      60,303       10.50%, 9/15/01                        64,324
      95,035       10.50%, 12/15/02                      101,425
     252,719       10.50%, 6/15/09                       281,620
     117,920       10.50%, 7/15/10                       126,156
     326,822       10.50%, 8/15 - 11/15/15               357,056
     125,786       10.50%, 3/15 - 12/15/160              137,375
       6,626       10.75%, 7/15 - 10/15/98                 6,793
      32,026       10.75%, 11/15/00                       34,157
      70,634       10.75%, 9/15/03                        75,355
      99,322       10.75%, 9/15/05                       105,999
      56,092       10.75%, 1/15/10                        60,120
     183,453       10.75%, 7/15 - 8/15/11                196,382
     568,140       11.00%, 1/15 - 6/15/10                630,719
      18,042       11.00%, 7/15/13                        19,830
       9,881       11.25%, 4/15 - 5/15/98                 10,110
     261,605       11.25%, 8/15 - 12/15/00               279,121
      32,843       11.25%, 1/15/01                        35,031
      20,279       11.25%, 5/15/03                        21,631
     501,074       11.25%, 9/15 - 10/15/05               541,843
     706,926       11.25%, 6/15 - 9/15/10                782,890
   1,955,050       11.25%, 2/15 - 10/15/11             2,144,976
      45,415       11.75%, 1/15/99                        47,244
     330,491       11.75%, 5/15/00                       354,519
     174,478       11.75%, 5/15 - 6/15/04                187,778
      78,678       12.75%, 1/15/00                        83,472
      34,827       13.25%, 10/15/99                       35,981
      51,273       13.75%, 9/15/99                        53,241
                                                      ----------
                                                      52,174,725
                                                      ----------

Total mortgage pass-through securities
        (cost: $59,374,163)                           59,565,932
                                                      ----------
U.S. GOVERNMENT SECURITIES (14.2%) (2)
              U.S. Treasury Note:
   2,000,000       6.00%, 8/15/99                      2,005,421
   3,000,000       5.875%, 2/15/00                     3,000,000

              U.S. Treasury Coupon Strip:
   4,000,000       6.925% Effective Yield on
                     Purchase Date, 11/15/04           2,600,120
   3,500,000       6.54% Effective Yield on
                     Purchase Date, 5/15/09            1,686,790
  13,000,000  U.S. Treasury Principal Strip, 7.08%
                   Effective Yield on Purchase Date,
                   2/15/19                             3,265,340
                                                      ----------
Total U.S. government securities
        (cost: $12,084,172)                           12,557,731
                                                      ----------

CLOSED END MUTUAL FUNDS (3.6%) (2)

     345,500       American Gov't. Income Fund        $1,900,251
     200,000       American Gov't. Income Portfolio    1,287,500
                                                      ----------

Total closed end mutual funds                          3,187,751
        (cost: $3,008,604)                            ----------

COLLATERALIZED MORTGAGE OBLIGATIONS (13.6%)(2)
              Federal Home Loan Mortgage Corporation,
     241,019       1006-C, 9.15%, 10/15/20               256,783
   1,000,000       6.50%, 11/15/21                       957,350
              Vendee Mortgage Trust:
   3,000,000       Series 1996-2 1B, 6.75%, 9/15/09    3,013,843
     200,000       Series 1996-2 1D, 6.75%, 11/15/15     200,208
   2,250,000       Series 1996-2 1E, 6.75%, 5/15/20    2,218,040
   4,300,000       Series 1992-2 1F, 7.00%, 2/15/18    4,342,221
   1,000,000       Series 1992-1 2K, 7.75%, 5/15/08    1,055,566
                                                      ----------

Total collateralized  mortgage obligations
        (cost: $11,789,795)                           12,044,011
                                                      ----------

SHORT-TERM SECURITIES (1.4%)(2)
   1,203,484       Government Cash Mgmt Fund, 5.45%    1,203,484
        (cost: $1,203,484)                            ----------

Total investments in securities
        (cost: $87,460,218) (6)                      $88,558,909
                                                     ===========

 See accompanying notes to portfolios of investments on page 37.

SIT BOND FUND REVIEW
SEPTEMBER 30, 1997

[PHOTO]

MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
BRYCE A, DOTY, CFA
   PORTFOLIO MANAGER

Dear Fellow Shareholders:

     The Sit Bond Fund provided investors with a +7.66% return for the six months ended September, 1997 compared to a +7.12% return for the Lehman Aggregate Bond Index. For the twelve months ending September 30, 1997, the Fund's total return of +10.56% substantially exceeded the +8.87% average return for the Lipper Analytical Services Investment Grade Bond Fund universe ranking it 20th of 191 funds. Also, the Fund's since inception performance ranked it 12th of 102 funds in its Lipper universe. As of September 30, 1997, the Fund's 30-day SEC yield was 5.72% and its 12-month distribution rate was 6.42%, compared to 6.68% and 6.54%, respectively, at March 31, 1997.

     U.S. Treasury yields fell sharply during the past six months providing significant price appreciation in the Fund's longer duration U.S. Treasury, asset-backed, and Real Estate Investment Trust (REIT) bond holdings. The average return for those holdings was more than +10.00% for the past six months, making them the highest return sectors in the Fund. Although the agency pass-through sector produced high levels of interest income, it had the weakest total return due to its relatively shorter duration.

     Investment activity during the past six months initially involved increasing the Fund's holdings of relatively high yielding agency pass-through and corporate securities. Once yields had fallen substantially, the fund shortened its effective duration by selling longer maturity Treasuries and purchasing shorter maturity Treasuries.

     The decline in interest rates reflected continued favorable inflation reports and moderate economic growth forecasts. Consequently, investors reduced expectations that the Federal Reserve would raise short-term interest rates this year. However, steady economic growth coupled with tightening labor market conditions should eventually lead to higher inflation. Therefore, we expect the Federal Reserve to raise short-term interest rates in early 1998 which should result in modestly higher intermediate and longer term yields. If bond yields continue to fall, in the near term, we anticipate shortening the Fund's effective duration.

                        INVESTMENT OBJECTIVE AND STRATEGY

      The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund's "total return" is a combination of income, changes in principal value and reinvested dividends.

      The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                                PORTFOLIO SUMMARY

         Net Asset Value 9/30/97:   $10.03 Per Share
                         3/31/97:    $9.62 Per Share

              Total Net Assets:      $7.14 Million

                30-Day SEC Yield:     5.72%
      12-Month Distribution Rate:     6.42%
                Average Maturity:    17.1 Years
              Effective Duration:     4.9 Years (1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)


                  Corporate Bonds & Notes           25.8
           Agency Pass-Through Securities           24.4
                  Asset-Backed Securities           15.9
                            U.S. Treasury           13.3
      Collateralized Mortgage Obligations           10.1
                             Mutual Funds            4.2
                       Foreign Government            2.5
               Trust Preferred Securities            2.1
                         Cash Equivalents            1.7


                           AVERAGE ANNUAL TOTAL RETURNS*               CUMULATIVE TOTAL RETURNS*
                   -------------------------------------------  -------------------------------------------
                               Lipper Inter.       Lehman                    Lipper Inter.        Lehman
                   Bond      Investment Grade     Aggregate        Bond    Investment Grade      Aggregate
                   Fund       Bond Fund Avg.     Bond Index        Fund     Bond Fund Avg.      Bond Index
                    -----      ------------     -------------      -----     ------------    -------------
3 Months           3.62%          3.10%            3.32%           3.62%          3.10%            3.32%
   (unannualized)
1 Year            10.56           8.87             9.71           10.56           8.87             9.71
3 Year             9.62           8.51             9.49           31.71          27.77            31.27
Inception          6.93           5.79             6.57           29.28          24.08            27.65
  (12/1/93)


* As of 9/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

                                GROWTH OF $10,000
                                  [LINE GRAPH]

                                  SIT BOND FUND
                          LEHMAN AGGREGATE BOND INDEX

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/97 would have grown to $12,928 in the Fund or $12,765 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS

                                (% of Net Assets)

                         LOWER OF MOODY'S OR S&P USED.
                                  [PIE GRAPH]

         Agency Backed Securities & CMO's         34.5%
         U.S. Government                          13.3%
         AAA                                      15.8%
         AA                                        0.8%
         A                                        17.2%
         BBB                                      16.7%
         Other Assets & Liabilities                1.7%

SIT BOND FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1997 (UNAUDITED)

----------------------------------------------------------------
QUANTITY ($)       NAME OF ISSUER               MARKET VALUE (1)
----------------------------------------------------------------


  U.S. GOVERNMENT SECURITIES (13.3%) (2)
              U.S. Treasury Notes:
     700,000       5.875%, 2/15/00                      $700,014
     200,000       6.375%, 3/31/01                       202,460
     200,000  U.S. Treasury Coupon Strip, 7.14% Effective
                   Yield on Purchase Date, 2/15/19        50,236
                                                        --------
  Total U.S. government securities                       952,710
        (cost:  $945,011)

  FOREIGN GOVERNMENT SECURITIES (2.5%)(2)
     175,000  Korea Development Bank, 7.125%,
              9/17/01                                    176,531
                                                        --------
  Total foreign government securities
        (cost: $174,495)

  ASSET-BACKED SECURITIES (15.9%) (2)
               Advanta Mortgage Loan Trust:
     200,000       1995-3 A5, 7.37%, 2/25/27             202,738
     250,000       1996-1 A7, 7.07%, 3/25/27             250,142
      75,000   Cityscape Home Equity Loan Trust,
                   1996-3 A8, 7.65%, 9/25/25              77,257
     249,998   ContiMortgage Home Equity Loan Trust:
                   1996-1 A7, 7.00%, 3/15/27             249,832
     100,000   EQCC Home Equity Loan Trust,
                   Series 1996-1, 6.93%, 3/15/27          99,509
     100,000   EquiVantage, 1996-3 A3, 7.70%, 9/25/27    104,157
      75,000   Green Tree Corp., Series 1995-5,
                   7.25%, 9/15/26                         77,232
      75,000   Money Store Home Equity Mortgage,
                   7.265%, 7/15/38                        76,078
                                                       ---------
  Total asset-backed securities                        1,136,945
                                                       ---------
        (cost:  $1,104,342)

  CORPORATE BONDS (25.8%) (2)
      50,000  AT&T, 8.625%, 12/01/2031                    54,813
     250,000  Ford Motor Credit Corp., 9.14%, 12/30/14   278,125
      50,000  Ford Motor Corp., 8.875%, 11/15/22          54,688
     309,000  Martin Marietta/Lockheed, 7.00%, 03/15/11  307,841
     175,000  Price, Inc., 7.50%, 11/05/06               180,906
     226,844  Salomon CPI Index Bond, 3.65%, 02/14/02    221,446
     300,000  Security Capital Indl. Trust, 8.65%,
                   05/15/16                              332,625
     100,000  Summit Properties, Inc., 7.20%, 8/15/07    100,125
      75,000  Toys R Us, Inc., 8.25%, 2/1/17              78,094
      50,000  Trinet Corp. Realty Trust, 7.70%, 7/15/17   50,250
     175,000  Washington Mutual Capital,
                            8.375%, 6/1/27               182,656
                                                       ---------
  Total corporate bonds                                1,841,589
                                                       ---------
        (cost:  $1,810,159)


  MORTGAGE PASS-THROUGH SECURITIES (24.4%) (2) (3)
              Federal Home Loan Mortgage Corp.:
      45,032       10.25%, 9/1/09                        $48,736
      34,857       10.75%, 3/1/11                         38,170

              Government National Mortgage Association:
      16,779       8.75%, 11/15/01                        17,663
      84,446       9.00%, 10/15/06                        89,375
      10,180       9.00%, 8/15/11                         10,683
      34,532       9.00%, 12/15/16                        36,573
     209,372       9.00%, 01/15/17                       220,316
     291,016       9.00%, 11/15/19                       311,658
      40,261       9.00%, 5/15/01                         42,647
      31,615       9.25%, 3/15/03                         33,513
      24,454       9.50%, 11/15/05                        26,057
     132,329       9.50%, 2/15/11                        140,429
      61,572       9.50%, 8/15/02                         65,045
       4,914       9.75%, 8/15/02                          5,236
      38,246       10.00%, 4/15/01                        40,795
      26,658       10.25%, 4/15/01                        28,415
      36,697       10.25%, 4/15/12                        39,121
      11,357       10.25%, 5/15/12                        12,165
      11,088       10.25%, 5/15/12                        11,876
      14,764       10.25%, 5/15/12                        15,830
      77,044       10.25%, 6/15/12                        82,515
      11,129       10.25%, 6/15/12                        11,921
      14,694       10.25%, 7/15/12                        15,755
      34,532       10.25%, 7/15/12                        36,993
      13,167       10.25%, 8/15/12                        14,112
      69,785       10.25%, 6/15/13                        74,760
      46,425       10.25%, 7/15/00                        49,788
      28,415       10.50%, 8/15/98                        30,299
      14,073       10.75%, 1/15/01                        14,398
      49,912       10.75%, 10/15/00                       53,233
      25,980       11.25%, 7/15/00                        27,716
      61,620       11.75%, 7/15/01                        65,755
      26,246       11.75%, 7/15/01                        27,935
                                                       ---------
 Total mortgage pass-through securities                 1,739,483
                                                       ---------
        (cost:  $1,873,137)

 COLLATERALIZED MORTGAGE OBLIGATIONS (10.1%) (2)
     150,000  Federal Home Loan Mortgage Corp.,
                 (Remic) Series 1173, 6.50%, 11/15/21    143,603
     250,000  Federal National Mortgage Assoc.,
                 1994-38, 6.65%, 12/25/23                246,507

----------------------------------------------------------------
QUANTITY ($)       NAME OF ISSUER               MARKET VALUE (1)
----------------------------------------------------------------

                  Vendee Mortgage Trust:
      11,094       1992-1 2B, 7.75%, 9/15/10             $11,121
      75,000       1996-2 1D, 6.75%, 11/15/15             75,078
     100,000       1994-1 2E, 6.50%, 1/15/17              97,878
     150,000       1996-2 1E, 6.75%, 5/15/20             147,869
                                                        ---------
 Total collateralized mortgage obligations               722,056
                                                       ---------
        (cost:  $556,088)

 MUTUAL FUNDS (4.2%) (2)
       2,400  American Strategic Income Portfolio (I)     28,050
      11,200  American Strategic Income Portfolio (II)   133,000
      12,500  American Strategic Income Portfolio (III)  142,187
                                                       ---------
 Total mutual funds                                      303,237
                                                       ---------
        (cost:  $274,616)

 TRUST PREFERRED SECURITIES (2.1%) (2)
       4,000  Allstate Financing I, 7.95%, 12/1/26       102,250
      50,000  Allstate Financing II, 7.83%, 12/1/45       50,750
                                                       ---------
Total trust preferred securities                         153,000
                                                       ---------
        (cost:  $149,320)

 SHORT-TERM SECURITIES (0.7%) (2)
      48,379  Cash Management Fund, 5.45%                 48,379
                                                       ---------
 Total short-term securities
        (cost:  $48,379)

 Total investments in securities
        (cost:  $6,935,547)  (6)                      $7,073,930
                                                      ==========

                 See accompanying notes to portfolios of investments on page 37.

SIT TAX-FREE INCOME FUND REVIEW
SEPTEMBER 30, 1997

[PHOTO]

MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
DEBRA A. SIT, CFA
   PORTFOLIO MANAGER

Dear Fellow Shareholders:

    The Fund provided shareholders a total return of +6.25% for the six months and +9.46% for the year ended September 30, 1997, compared with +4.63% and +6.67%, respectively, for the Lehman 5-Year Municipal Index. The Fund's quarterly return of +3.13% ranked #91 of 247 general municipal funds tracked by Lipper Analytical Services, which provided an average return of +3.03%. The Fund's returns ranked #39 of 233 funds over the past year, #57 of 181 funds over the past 3 years, #13 of 110 funds for the past 5 years, and #43 of 76 funds since inception.

     The Fund's price per share increased $0.34 during the six month period to $10.32, and reached an all time high of $10.34 on July 31st. The Fund's price has remained within a range of 4.0% year-to-date. Reflecting the continued rally in bond prices, the Fund's 30-day SEC yield decreased from 5.47% to 5.05% during the period, while its 12-month distribution rate decreased only slightly from 5.64% to 5.51%.

     Fund assets increased from $342.5 million to $435.5 million during the quarter. Transportation bonds decreased from 6.8% to 2.5% as significant holdings in an Arapahoe, Colorado toll road issue were advanced refunded and subsequently sold. Multifamily housing bonds decreased from 34.3% to 29.1% as new cash flow was primarily invested in other sectors. Single family housing bonds decreased from 17.3% to 15.7%. Purchases were made in health care, which increased from 19.6% to 23.7%, and in other revenue bonds, which increased from 4.2% to 7.0%. In addition, the Fund established a 4.0% position in several closed end municipal bond funds which trade at discounts to their net asset values. The Fund's weighting in securities rated "A" or better increased from 61.7% to 63.3%. Cash increased from 2.6% to 4.5%.

     While the Fund's average maturity remained relatively unchanged at 18.0 years, its duration to estimated average life increased from 7.3 years as of March 31st to 7.6 years as of September 30th. Likewise, the Fund's implied duration, which more closely represents the Fund's historical price sensitivity to changes in interest rates, increased from 4.6 years to 5.1 years. This lengthening reflects the Fund's continued efforts to increase call protection as interest rates decline. We intend to continue seeking investment opportunities that provide a high relative level of current income.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital, by investing in investment-grade municipal securities.

     Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase.

                                PORTFOLIO SUMMARY

          Net Asset Value  9/30/97:    $10.32 Per Share
                           3/31/97:     $9.98 Per Share

                  Total Net Assets:   $435.53 Million

                  30-Day SEC Yield:      5.05%
              Tax Equivalent Yield:      8.36% (1)
        12-Month Distribution Rate:      5.51%
                  Average Maturity:     18.0 Years
   Duration to Estimated Avg. Life:      7.6 Years (2)
                  Implied Duration:      5.1 Years (2)

(1) For individuals in the 39.6% federal tax bracket.
(2)  See page 19.

                               PORTFOLIO STRUCTURE
                             (% of total net assets)

        Multifamily Mortgage Revenue           29.1
        Hospital/Health Care Revenue           23.7
      Single Family Mortgage Revenue           15.7
                       Other Revenue           7.0
Industrial Revenue/Pollution Control           4.7
                        Mutual Funds           4.0
     Escrowed to Maturity/Pre-Refund           2.7
                      Transportation           2.5
              Municipal Lease Rental           1.5
              Education/Student Loan           1.5
                   Public Facilities           1.0
                  General Obligation           0.8
                   Sales Tax Revenue           0.7
                             Utility           0.6
             Cash & Cash Equivalents           4.5


                           AVERAGE ANNUAL TOTAL RETURNS*                  CUMULATIVE TOTAL RETURNS*
                   -------------------------------------------     -------------------------------------------
                    Tax-Free     Lipper General       Lehman        Tax-Free    Lipper General       Lehman
                     Income        Muni. Bond      5-Year Muni.      Income       Muni. Bond      5-Year Muni.
                      Fund          Fund Avg.       Bond Index        Fund         Fund Avg.       Bond Index
                      -----      ------------     -------------       -----     ------------      -------------
3 Months              3.13%           3.03%             2.13%         3.13%           3.03%           2.13%
   (unannualized)
1 Year                9.46            8.59              6.67          9.46            8.59            6.67
3 Years               8.41            8.02              6.61         27.41           26.08           21.16
5 Years               7.35            6.63              5.79         42.54           37.87           32.51
Inception             7.74            7.87              7.09         95.80           97.89           85.40
  (9/29/88)


* As of 9/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

                                GROWTH OF $10,000
                                  [LINE GRAPH]

                            SIT TAX-FREE INCOME FUND
                         LEHMAN 5-YEAR MINI BOND INDEX

The sum of $10,000 invested at inception (9/29/88) and held until 9/30/97 would have grown to $19,580 in the Fund or $18,540 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                                (% of Net Assets)

           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                  [PIE GRAPH]

               AAA                          14.7%
               AA                           10.9%
               A                            33.2%
               BBB                          36.7%
               Other Assets & Liabilities    4.5%

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1997 (UNAUDITED)


--------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                            MARKET VALUE (1)
--------------------------------------------------------------------------------------------------------------------------


MUNICIPAL BONDS (91.7%) (2)
          ALASKA (0.8%)
              Alaska HFC:
   7,000,000    Gen. Mtg. Rev. 1997 Series A, Zero Coupon, 6.15% Effective Yield on Purchase Date, 12/1/17      $2,127,090
   5,680,000    Mtg. Rev. 1996 Series A, Zero Coupon, 6.45% Effective Yield on Purchase Date, 12/1/27              881,934
     345,000  AK Industrial Dev. & Export Auth. Rev. Refunding Revolving Fund Series 1993A,5.60%, 4/1/03         358,041
                                                                                                                ----------
                                                                                                                 3,367,065
                                                                                                                ----------
          ARIZONA (2.8%)
              AZ Hlth. Fac. Auth. Hosp. System Refunding Rev. Series 1991 (Phoenix Mem. Hosp.):
   1,120,000    8.00%, 6/1/06                                                                                    1,224,966
   1,500,000    8.125%, 6/1/12                                                                                   1,640,820
     770,000    8.20%, 6/1/21                                                                                      844,267
              Maricopa  Co. Industrial Dev. Auth. Multifamily Hsg. Rev.:
   3,000,000    Series 1995A, 6.50%, 10/1/25                                                                     3,116,160
     565,000    Series 1995B, 7.15%, 10/1/25                                                                       575,492
   1,400,000    Senior Series 1996A (Advantage Pt. Arrowood Village), 6.50%, 7/1/16                              1,471,708
   2,000,000    Series 1997A (Mercy Bond Prop. AZ-I Proj.), 6.25%, 7/1/27                                        2,034,580
     325,000    Series 1997B (Mercy Bond Prop. AZ-I Proj.), 7.25%, 1/1/17                                          331,474
   1,070,000  Valley HDC Phoenix Hsg. Rev. 1979 (Roosevelt Plaza) (Section 8), 8.00%, 10/1/20                    1,093,658
                                                                                                                ----------
                                                                                                                12,333,125
                                                                                                                ----------
          ARKANSAS (1.2%)
              Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Refunding:
     167,574    Series 1993B, 7.75%, 8/1/11                                                                        179,043
     339,448    Series 1993-A2 (FNMA backed), 7.90%, 8/1/11                                                        365,664
     256,322  Jacksonville Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993B,7.75%, 1/1/11         277,120
     229,266  Lonoke Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding 1993B, 7.375%, 4/1/11                247,302
   2,025,000  Maumelle HDC First Lien Rev. Refunding 1992 Series A (Section 8), 7.875%, 7/1/09                   2,177,199
   1,665,000  Saline Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1992, 7.875%, 3/1/11        1,779,719
                                                                                                                ----------
                                                                                                                 5,026,047
                                                                                                                ----------
          CALIFORNIA (4.5%)
   1,200,000  Bell Cmnty. Hsg. Auth. Rev. Series 1995A (Mobilehomes Park Acquisition Proj.), 6.40%, 10/1/15      1,250,364
   1,000,000  Chula Vista Redev. Agency Refunding Tax Allocation Senior Series 1994A (Bayfront-Town
                Center Redev. Proj.), 7.625%, 9/1/24                                                             1,153,490
              Corona Single Family Mtg Rev.:
   1,200,000    Senior Series 1996A, 6.05%, 5/1/27                                                               1,244,088
     800,000    Subordinate Series 1996B, 6.30%, 11/1/28                                                           831,000
               Foothill / Eastern Transportation Corridor Agy. Toll Rd. Rev Series 1995A Sr. Lien:
   5,000,000    Zero Coupon, 6.04% Effective Yield on Purchase Date, 1/1/15                                      1,880,250
  18,770,000    Zero Coupon, 6.45% Effective Yield on Purchase Date, 1/1/26                                      3,773,145
   2,000,000    Zero Coupon Convertible Bond, 6.10% Effective Yield on Purchase Date, 1/1/07                     1,423,720
   5,000,000    Zero Coupon Convertible Bond, 7.10% Effective Yield on Purchase Date, 1/1/11                     3,668,500
   2,000,000  Glendale Hosp. Rev. Refunding Series 1994 (Verdugo Hills Hosp.), 8.00%, 1/1/12                     2,394,400
      15,000  Sacramento Public Television Fac. Rev. 1989 Series A (KVIE inc.) (LOC Wells Fargo & Co.),
                7.50%, 7/1/20                                                                                       15,518
   1,000,000  San Bernardino Assoc. Communities Fin. Auth. Certificates of Participation Series 1997A
                (Granada Cmty. Hosp. Proj.), 6.25%, 5/1/09                                                       1,050,450
     990,000  Upland Hsg. Auth. Multifamily Rev. 1990 Issue A, 7.85%, 7/1/20                                     1,024,541
                                                                                                                ----------
                                                                                                                19,709,466
                                                                                                                ----------
          COLORADO (3.1%)
              Adams Co. HA Mtg. Rev. :
   1,000,000    Series 1996 (Village of Greenbriar Proj.), 6.75%, 7/1/21                                         1,053,810
   1,375,000    Series 1997 (Aztec Villa Apts. Proj.), 5.80%, 12/1/22                                            1,379,634



--------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                            MARKET VALUE (1)
--------------------------------------------------------------------------------------------------------------------------


              Arapahoe Co. Cap. Improvement Tr. Fund Highway Rev. (E-470 Project) Senior Capital
   9,500,000      Appreciation Prerefunded Zero Coupon, 5.99% Effective Yield on Purchase Date, 8/31/11         $4,341,500
     820,000  Aurora Single Family Mtg. Rev. Refunding Series 1993B, 7.50%, 5/1/11                                 859,647
              CO HFA Single Family Program Senior:
   2,200,000    Series 1996B-2, 7.45%, 11/1/27                                                                   2,505,558
   1,000,000    Series 1997B-3, 6.80%, 11/1/28                                                                   1,110,120
     290,000  LaPlata Co. Southwestern CO Single Family Mtg. Participation Rev. Refunding 1991 Series A,
                7.375%, 9/1/11                                                                                     304,990
     395,000  Thornton Single Family Mtg. Rev. Refunding 1992 Series A, 8.05%, 8/1/09                              422,476
     390,000  Vail Single Family Mtg. Rev. Refunding Series 1992, 8.125%, 6/1/10                                   421,840
   1,195,000  Westminster Multifamily Hsg. Rev. Refunding Series 1992 (Ironwood at the Ranch Proj.),
                7.45%, 12/1/10                                                                                   1,243,206
                                                                                                                ----------
                                                                                                                13,642,781
                                                                                                                ----------
          CONNECTICUT (3.2%)
              CT Dev. Auth. First Mtg. Gross Rev. Hlth. Care. Proj. Series 1997 (Church Homes Inc. Avery Proj.):
     640,000    5.70%, 4/1/12                                                                                      644,294
   3,000,000    5.80%, 4/1/21                                                                                    3,012,480
   1,000,000  CT Hlth. & Educ. Fac. Auth. Rev. Series 1990C (St. Mary's Hosp.) Prerefunded, 7.375%, 7/1/20       1,100,570
   5,000,000  CT HFA Hsg. Mtg. Fin. Prgm. Series 1996A3, 5.95%, 5/15/17                                          5,134,300
     525,000  CT Resource Recovery Auth. Series 1985A (Bridgeport Resco Proj.), 7.625%, 1/1/09                     546,788
   3,500,000  Mashantucket (Western) Pequot Tribe Subordinated Special Rev., Series 1997B  5.75%, 9/1/18         3,502,800
                                                                                                                ----------
                                                                                                                13,941,232
                                                                                                                ----------
          DELAWARE (0.3%)
  16,825,000  DE EDA Multifamily Rev. 1985 (GNMA collateralized) (Valley Stream Apts. Proj.)
                Zero Coupon, 8.10% Effective Yield on Purchase Date, 12/20/27                                    1,315,714
                                                                                                                ----------
          DISTRICT OF COLUMBIA (0.4%)
   1,500,000  District of Columbia HFA Multifamily Hsg. Refunding Rev. Series 1992C (FHA
                insured) (Chastleton Dev.), 6.95%, 7/1/27                                                        1,572,045
                                                                                                                ----------
          GEORGIA (0.9%)
     800,000  Cobb Co. HA Multifamily Rev. Refunding Series 1992A  (Signature Place Project),6.875%, 10/1/17       833,064
              Dekalb Co. Hsg. Auth. Multifamily Hsg. Rev. (Regency Woods I & II):
   1,700,000    Senior Series 1996A, 6.375%, 1/1/11                                                              1,765,246
   1,365,000    Subordinate Series 1996C, 7.25%, 1/1/26                                                          1,384,479
                                                                                                                ----------
                                                                                                                 3,982,789
                                                                                                                ----------
          HAWAII (0.3%)
   1,240,000  Honolulu Mtg. Rev. Ref. Series 1996A (Hale-Pauahi Proj.)(FHA insured)
                (MBIA insured), 6.80%,  7/1/28                                                                   1,318,553
                                                                                                                ----------
          ILLINOIS (10.5%)
   2,560,000  Chicago Metropolitan HDC Mtg. Rev. Refunding Series 1992A
                (FHA insured) (Section 8), 6.70%, 7/1/12                                                         2,703,002
   3,590,000  Chicago Res. Mtg. Rev. Refunding Series 1992B (MBIA insured) Zero Coupon, 7.30% Effective
                Yield on Purchase Date, 10/1/09                                                                  1,573,784
   2,000,000  Collinsville (City of) Madison Co. Industrial Dev. Rev. Refunding (Drury Inn-Collinsville Proj.)
                Series 1993, 6.00%, 11/1/04                                                                      2,077,040
   1,790,000  IL DFA Elderly Hsg. Rev. Refunding Series 1995A (Pontiac Towers Proj.)
                (Section 8), 6.65%, 10/1/09                                                                      1,885,139
              IL DFA Refunding & New Money Rev. Series 1997A (Cmty. Rehab. Providers Fac. Acquisition Program):
   1,000,000    5.70%, 7/1/07                                                                                    1,034,380
   8,575,000    6.00%, 7/1/15                                                                                    8,748,044
   1,250,000  IL Educ. Fac. Auth. Rev. Series 1997 (Augustana College)(Connie Lee insured), 5.875%, 10/1/17      1,283,763
   3,000,000  IL HDA Elderly Hsg. Rev. Series 1992C (Village Ctr.) (Section 8), 6.85%, 3/1/20                    3,143,400


                 See accompanying notes to portfolios of investments on page 37.

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1997 (UNAUDITED)


--------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                            MARKET VALUE (1)
--------------------------------------------------------------------------------------------------------------------------
              IL HDA Multifamily Hsg. Rev.:
                Refunding 1992 Series A (Section 8):
   2,150,000      6.65%, 7/1/04                                                                                 $2,280,527
   1,545,000      7.00%, 7/1/10                                                                                  1,647,743
                Refunding 1991 Series C (Section 8):
     260,000      7.35%, 7/1/11                                                                                    274,511
     100,000      7.40%, 7/1/23                                                                                    104,882
              IL Hlth. Fac. Auth. Rev.:
                Refunding Series 1993 (Lutheran Social Svcs. IL):
     610,000      5.70%, 8/15/00                                                                                   619,797
     475,000      5.80%, 8/15/01                                                                                   484,685
     525,000      6.00%, 8/15/03                                                                                   540,372
     545,000      6.10%, 8/15/04                                                                                   563,470
   1,000,000      7.625%, 7/1/10                                                                                 1,114,890
   1,350,000    Refunding Series 1992 (Mercy Ctr. for Hlth. Care Svcs.), 6.625%, 10/1/12                         1,428,449
   5,740,000    Refunding Series 1992 (Galesburg Cottage Hosp.) (Asset Guaranty insured), 6.25%, 5/1/11          6,088,016
   1,000,000    Refunding Series 1994 (Passavant Memorial Area Hospital Assn.), 5.95%, 10/1/11                   1,040,560
   1,000,000    Refunding Series 1994 (Friendship Village Schamburg), 6.25%, 12/1/04                             1,061,160
                Series 1996 (St. Elizabeth's Hosp. of Chicago, Inc.):
     700,000      6.25%, 7/1/10                                                                                    724,353
   1,215,000      6.25%, 7/1/16                                                                                  1,253,248
   2,000,000  Roselle Multifamily Hsg. Rev. Refunding Series 1994A (GNMA collateralized)
                (Waterbury Apts.)  (FHA insured), 7.00%, 1/1/25                                                  2,151,820
   1,140,000  Springfield Community Improvement Rev. 1985 (Garden Court Proj. - FHA insured)
                (Section 8) (MBIA insured), 10.50%, 4/1/26                                                       1,247,559
   1,110,000  Urbana Res. Mtg. Rev. Refunding 1991 Series B Zero Coupon,
                7.39% Effective Yield on Purchase Date, 3/1/07                                                     567,010
                                                                                                                ----------
                                                                                                                45,641,604
                                                                                                                ----------
          INDIANA (9.3%)
   2,000,000  East Allen Woodlan School Bldg. First Mtg. Series 1997 (AMBAC insured), 5.50%, 1/15/17             1,999,820
   1,000,000  East Chicago Multi School Bldg. Corp. First Mtg. Series 1996, 6.50%, 1/15/16                       1,076,250
   1,800,000  Elkhart Co. Hosp. Auth. Rev. Series 1992 (Goshen Hosp. Proj.), 7.25%, 7/1/05                       1,954,080
   2,165,000  Elkhart HFC Multifamily Mtg. Rev. Series 1996A (Section 8 Assisted
                Proj.) (Stratford Commons), 6.00%, 11/1/10                                                       2,217,696
              IN Bond Bank Special Prgm.:
   1,095,000    Series 1993B (Gary Sanitary Dist.), 6.15%, 2/1/08                                                1,178,100
   2,130,000    Series 1997C (Pittsboro Wastewater Treatment Plant Proj.), 5.70%, 8/1/17                         2,153,579
   1,500,000    Series 1997B (Hendrick's Co. Redev. Auth.-Pittsboro Proj.)(LOC Canadian Imperial Bank),
                  6.20%, 2/1/23                                                                                  1,583,670
   2,850,000  IN DFA Educ. Fac. Rev. Series 1997 (Park Tudor Foundation Proj.), 6.00%, 6/1/22                    2,956,334
              IN Educ. Fac. Auth. Educ. Fac. Rev. Series 1992 (Manchester College Proj.):
     250,000    6.50%, 10/1/05                                                                                     266,768
     305,000    6.60%, 10/1/06                                                                                     326,088
   1,000,000    6.85%, 10/1/18                                                                                   1,069,060
              IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
                Series 1991 (Jackson Co. Schneck Mem. Hosp. Proj.):
   1,200,000      7.50%, 2/15/05                                                                                 1,311,312
   2,000,000      7.50%, 2/15/22                                                                                 2,166,340
                Series 1992 (Fayette Mem. Hosp. Proj.):
     250,000      7.00%, 10/1/02                                                                                   265,300
     295,000      7.10%, 10/1/03                                                                                   316,506
     315,000      7.20%, 10/1/04                                                                                   341,205
     340,000      7.25%, 10/1/05                                                                                   369,964



--------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                            MARKET VALUE (1)
--------------------------------------------------------------------------------------------------------------------------

     365,000      7.25%, 10/1/06                                                                                 $ 396,332
     390,000      7.30%, 10/1/07                                                                                   424,320
     420,000      7.30%, 10/1/08                                                                                   456,960
                Series 1992 (Floyd Mem. Hosp. Proj.):
     460,000      6.75%, 2/15/06                                                                                   496,023
     595,000      6.80%, 2/15/07                                                                                   639,833
   2,000,000    Series 1992 (Mem. Hosp. & Hlth. Care Ctr. Proj.), 7.35%, 3/1/12                                  2,166,560
     830,000  IN HFA  Home Mtg. Prog. 1990 Series F1 (GNMA collateralized), 7.50%, 1/1/16                          877,352
     900,000  IN HFA Single Family Mtg. Rev. Series 1997C-2 (GNMA/FNMA collateralized), 5.70%, 7/1/16              914,202
   2,750,000  Indianapolis Econ. Dev. Refunding & Imprv. Rev. Series 1992 (Natl. Benevolent
                Assn.-Robin Run Village Proj.), 7.25%, 10/1/10                                                    2,986,059
              Indianapolis Econ. Dev. Rev. (Willowbrook Apts. Proj.):
   2,000,000    Senior Series 1996A, 6.50%, 7/1/16                                                               2,076,560
   1,360,000    Subordinate Series 1996C, 7.125%, 7/1/26                                                         1,398,352
   4,000,000  La Porte Co. Hosp. Auth. Fac. Rev. Refunding Series 1993, 6.00%, 3/1/23                            4,052,280
     895,000  Marion HC Mtg. Rev. Refunding Series 1994 (Hilltop Towers Project) (Section 8), 6.90%, 10/1/10       944,386
   4,120,000  New Castle Econ. Dev. Rev. Series 1988C Escrowed to Maturity Zero Coupon, 6.20% Effective
                Yield on Purchase Date, 3/1/18                                                                   1,297,306
                                                                                                                ----------
                                                                                                                40,678,597
                                                                                                                ----------
          IOWA (2.8%)
   1,500,000  IA Fin. Auth. SF Mtg. Series 1997A, 5.80%, 7/1/16                                                  1,532,190
   1,500,000  IA Fin. Auth. Small Business Dev. Refunding Rev. Series 1992 (University Civic Ctr. Court
                Assn. Proj.), 7.40%, 3/1/17                                                                      1,648,755
              IA Fin. Auth. Hlth. Fac. Rev. Series 1997 (Natl. Benevolent Assn.- Ramsey Home Proj.):
   1,430,000    6.15%, 5/1/17                                                                                    1,480,622
   2,420,000    6.35%, 5/1/27                                                                                    2,549,809
   1,130,000  IA Fin. Auth. Multifamily Hsg. Rev. Refunding Series 1997A (Kingswood Apts. Proj.)
                (GNMA-collateralized), 6.15%, 5/1/32                                                             1,163,923
   1,500,000  Ottumwa Hosp. Rev. Refunding Series 1993 (Ottumwa Regional Hlth. Ctr.), 6.00%, 10/1/10             1,530,525
              Polk Co. Hlth. Svcs. Residential Care Fac. Rev. Series 1991:
     460,000    7.25%, 2/1/06                                                                                      500,682
   1,500,000    7.50%, 2/1/16                                                                                    1,646,025
                                                                                                                ----------
                                                                                                                12,052,531
                                                                                                                ----------
          KANSAS (0.3%)
     275,000  Geary Co. Single Family Mtg. Rev. 1980 (FGIC insured), 10.75%, 4/1/12                                285,087
   3,755,000  Kansas City Single Family Mtg. Rev. Series 1982A Zero Coupon, 11.23% Effective Yield on
                Purchase Date, 11/1/14                                                                             602,601
   2,170,000  Olathe & Labette Cos. Mtg. Loan Rev. 1991 Series B (GNMA collateralized) Zero Coupon, 7.56%
                Effective Yield on Purchase Date, 2/1/23                                                           354,969
                                                                                                                ----------
                                                                                                                 1,242,657
                                                                                                                ----------
          KENTUCKY (0.9%)
   1,500,000  Jefferson Co. First Mtg. Rev. Series 1994 (Christian Church Homes Proj.), 6.00%, 11/15/09          1,543,485
   1,200,000  KY DFA Hosp. Rev. Series 1989 (Sisters of Charity of Nazareth Hlth. Corp.) (BIG insured),
                6.25%, 11/1/19                                                                                   1,244,700
   1,000,000  Pike Co. Mtg. Rev. Refunding Series 1997 ) (Phelps Regional Hlth. Proj.)(GNMA collateralized)
                5.65%, 9/20/27                                                                                     999,980
                                                                                                                ----------
                                                                                                                 3,788,165
                                                                                                                ----------
          LOUISIANA (4.2%)
     715,000  Calcasieu Parish Industrial Dev. Rev. 1975 (Cities Service Co. Proj.), 7.80%, 12/1/05                718,246
     485,000  Calcasieu Parish Public Trust Auth. Mtg. Rev. Refunding 1992 Series B, 6.875%, 11/1/12               514,391
   5,650,000  Denham Springs/Livingston HMFA Residual Rev. Series 1992C Zero Coupon,
                7.65% Effective Yield on Purchase Date, 7/10/14                                                  1,653,868


                 See accompanying notes to portfolios of investments on page 37.

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1997 (UNAUDITED)


--------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                            MARKET VALUE (1)
--------------------------------------------------------------------------------------------------------------------------
   4,000,000  Houma-Terrebonne Public Trust Fin. Auth. Residual Rev. Series 1992C Zero Coupon, 7.60%
                Effective Yield on Purchase Date, 7/10/14                                                       $1,190,520
   1,390,000  LA HFA Residual Lien Refunding Mtg. Rev. Series 1992, 7.375%, 9/1/13                               1,461,543
     317,123  LA PFA Single Family Mtg. Purchase Rev. Series 1992 (Lafayette PTFA Mtg. Acquisition),
                7.50%, 10/1/15                                                                                     340,520
              LA PFA Rev. Multifamily Hsg. Rev.:
   1,290,000    Series 1991 (VOA Hsg. Corp.) (Asset Guaranty insured), 7.25%, 11/1/04                            1,395,651
   3,000,000    Series 1991 (VOA Natl. Hsg. Corp.) (Asset Guaranty insured), 7.75%, 11/1/16                      3,214,350
              LA PFA Single Family Mtg. Rev. Refunding:
   1,000,000    Series 1997B (GNMA collateralized), 5.625%, 8/1/17                                               1,006,360
   3,080,000    Series 1997B (GNMA collateralized), 5.75%, 8/1/31                                                3,098,110
     830,000    Series Sr. Lien 1994A (VOA Willows Affordable Hsg. Corp.), 7.00%, 6/1/24                           895,769
   1,000,000  Monroe - McKeen Plaza HDC Multifamily Hsg. Rev. Refunding Series
                1994A (Murray Plaza Apts.) (Section 8), 6.80%, 2/1/12                                            1,045,770
   1,550,000  Orleans Levee Dist. Improvement Serial and Term Receipts Series 1995A (FSA insured),
                5.95%, 11/1/14                                                                                   1,657,462
                                                                                                                ----------
                                                                                                                18,192,560
                                                                                                                ----------
          MAINE (0.0%)
     190,000  ME HA Mtg. Purchase 1987 Series A-2, 7.65%, 11/15/15                                                 194,137
                                                                                                                ----------
          MASSACHUSETTS (0.3%)
   1,000,000  Boston Industrial Dev. Fin. Auth. Series 1997A (FHA insured-Boston
                Alzheimers Center Proj.), 5.90%, 2/1/22                                                          1,026,530
              MA Hlth. & Educ. Fac. Auth. Rev.:
     100,000    Series 1982 (Malden Hosp.) (FHA insured), 9.50%, 8/1/08                                            100,343
                                                                                                                ----------
                                                                                                                 1,126,873
                                                                                                                ----------
          MICHIGAN (4.2%)
   1,305,000  Detroit Econ. Dev. Corp. Limited Obligation Rev. Refunding Series 1992 (E.H. Associates
                Ltd. Partnership Proj.), 7.00%, 6/1/12                                                           1,390,908
   4,500,000  MI HDA Rental Hsg. Rev. Series 1992A, 6.60%, 4/1/12                                                4,735,935
     700,000  MI State Hosp. Fin. Auth. Rev. Series 1997 (Presbyterian Vlgs. of Mich. Oblig. Group Proj.),
                6.375%, 1/1/15                                                                                     726,397
   1,000,000  MI Strategic Fund Ltd. Obligation Rev. Series 1997A (NSF Intl. Proj.) (LOC First Bank of America),
                5.75%, 8/1/19                                                                                    1,018,090
   1,300,000  Romulus Econ. Dev. Corp. Ltd. Obligation Rev. Refunding Series 1992 Escrowed to
                Maturity (Romulus HIR Ltd. Partnership Proj.) (ITT Lyndon), 7.00%, 11/1/15                       1,412,788
   4,000,000  Saginaw Hosp. Fin. Auth. Rev. Refunding Series 1989 (Saginaw Gen. Hosp.), 7.625%, 10/1/19          4,227,680
   1,660,000  Tri City Village HC Mtg. Refunding Multifamily Tri City Apts. Series 1992A (Section 8)
                (FNMA backed), 7.75%, 8/15/23                                                                    1,809,832
   2,750,000  Troy City EDC Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Troy Proj.)
                (Lincoln Natl. Corp.), 6.75%, 10/1/12                                                            2,950,228
                                                                                                                ----------
                                                                                                                18,271,858
                                                                                                                ----------
          MINNESOTA (1.8%)
   1,000,000  Carver Co. HRA Multifamily Rev. Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27                 1,006,270
   1,430,000  Dakota Co. HRA Multifamily Mtg. Rev. Refunding Series 1997A
                (Park Place Apts. Proj.)(GNMA Collateralized), 6.875%, 2/20/32                                   1,547,803
     740,000  Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.)(Section 8), 6.375%, 4/1/20     774,721
   4,560,480  Moorhead Single Family Mtg. Rev. Refunding Series 1992B (FNMA backed), Zero Coupon,
                7.00% Effective Yield on Purchase Date, 8/1/11                                                   1,771,610
   2,500,000  Plymouth Multifamily Hsg. Dev. Rev. Refunding Series 1996A (GNMA collateralized)
                (Fox Forest Apts. Proj.), 8.05%, 6/20/31                                                         2,888,550
                                                                                                                ----------
                                                                                                                 7,988,954
                                                                                                                ----------



--------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                            MARKET VALUE (1)
--------------------------------------------------------------------------------------------------------------------------

          MISSISSIPPI (1.0%)
              Mississippi Hosp. Equip. and Fac. Auth. Rev. (Rush Medical Fdn. Proj.):
   1,000,000    Refunding Series 1997A, 6.00%, 1/1/16                                                           $1,003,540
   1,000,000    Series 1997B, 6.00%, 1/1/16                                                                      1,003,540
   6,435,000  MS Home Corp. Residual Rev. Series 1992-II Zero Coupon, 7.38% Effective Yield on Purchase
                Date, 4/15/12                                                                                    2,344,077
                                                                                                                ----------
                                                                                                                 4,351,157
                                                                                                                ----------
          MISSOURI (0.3%)
   1,085,000  St. Louis Co.  Industrial Dev. Auth. Hsg. Rev. Refunding Series 1995 (South Point Apts. and
                Hunter's Ridge Apts. Proj.), 7.875%, 1/1/25                                                      1,168,925
      60,000  St. Louis Co. Single Family Res. Mtg. Series 1984 (MBIA insured), 9.75%, 4/1/10                       62,996
                                                                                                                ----------
                                                                                                                 1,231,921
                                                                                                                ----------
          NEVADA (1.6%)
     500,000  Humboldt General Hosp. Dist. Series 1993, 6.125%, 6/1/13                                             512,385
   1,645,000  NV Hsg. Div. SF Program Sr. Series 1995A1, 6.45%, 10/1/18                                          1,723,499
              Reno Redev. Agency Subordinate Tax Allocation and Rev. Refunding Series 1995A:
     400,000    6.00%, 6/1/08                                                                                      421,316
   1,000,000    6.125%, 6/1/12                                                                                   1,039,260
   3,000,000  Reno-Sparks Indian Colony Public Fac. Fin. Auth. Sales & Excise Tax Rev.
                Series 1995A, 7.50%, 7/1/07                                                                      3,117,960
                                                                                                                ----------
                                                                                                                 6,814,420
                                                                                                                ----------
          NEW HAMPSHIRE (2.5%)
              NH Higher Educ. & Hlth. Fac. Auth. Rev.:
     540,000    Series 1991 (St. Joseph's Hosp.), 7.25%, 1/1/02                                                    577,660
     620,000    Series 1997 (Catholic Charities Issue), 5.75%, 8/1/12                                              620,211
   6,500,000    Series 1993 (Nashua Memorial Hosp. Proj.), 6.00%, 10/1/23                                        6,636,435
   2,500,000    Series 1997 (Androscoggin Valley Hosp.Proj.), 5.80%, 11/1/27                                     2,541,150
   3,480,000  NH HFA Single Family Res. Mtg. 1982 Series A Zero Coupon, 11.75% Effective Yield on
                Purchase Date, 1/1/14                                                                              700,524
                                                                                                                ----------
                                                                                                                11,075,980
                                                                                                                ----------
          NEW JERSEY (0.4%)
              NJ EDA Rev. Refunding Bonds Series 1997A (Harrogate, Inc. Proj.):
     400,000    5.55%, 12/1/07                                                                                     408,760
   1,225,000    5.875%, 12/1/26                                                                                  1,239,651
                                                                                                                ----------
                                                                                                                 1,648,411
                                                                                                                ----------
          NEW MEXICO (0.7%)
     375,000  Chaves Co. Hosp. Rev. Series 1992 (Eastern NM Med. Ctr. Proj.), 7.25%, 12/1/10                       406,279
     664,000  Hobbs Single Family Mtg. Rev. Refunding Series 1992, 8.75%, 7/1/11                                   742,989
   1,310,000  New Mexico MFA Single Family Mtg. Purchase Refunding Senior Series 1992-A2, 6.85%, 7/1/12          1,382,063
     525,000  Sante Fe Educ. Fac. Imprv. & Refunding Rev. Series 1997 (College of Sante Fe Proj.), 6.00%, 10/1/13  542,136
                                                                                                                ----------
                                                                                                                 3,073,467
                                                                                                                ----------
          NEW YORK (1.1%)
   1,300,000  Lockport HDC Mtg. Rev. Refunding Series 1997A (Urban Park Tower  Apts. Section 8 Proj.),
                6.00%, 10/1/18                                                                                   1,307,735
   3,310,000  New York City HDC Multifamily Hsg. Rev. Series 1993B (FHA insured)
                (Section 8), 5.85%, 5/1/26                                                                       3,370,606
                                                                                                                ----------
                                                                                                                 4,678,341
                                                                                                                ----------
          NORTH DAKOTA (1.7%)
   1,835,000  Oliver Co. Pollution Control Rev. Series 1976 (Sq. Butte Elec. Coop. Proj.), 7.00%, 12/31/10
   1,846,395  Ward Co. Hlth. Care Fac. Rev.:
   1,370,000    Series 1994 (St. Joseph Hosp.), 8.00%, 11/15/04                                                  1,493,122
   2,000,000    Series 1994 (St. Joseph Hosp.), 8.875%, 11/15/14                                                 2,279,900




SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1997 (UNAUDITED)


--------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                            MARKET VALUE (1)
--------------------------------------------------------------------------------------------------------------------------
   1,600,000    Series 1991A (St. Joseph Hosp.), 7.50%, 11/1/15                                                 $1,668,800
                                                                                                                ----------
                                                                                                                 7,288,217
                                                                                                                ----------
          OHIO (1.4%)
              Akron Certificates of Participation Series 1996 (Akron Municipal Baseball Stadium Proj.):
   3,000,000    Zero Coupon Convertible, 6.504% Effective Yield on Purchase Date, 12/1/16                        2,511,060
   1,000,000    Zero Coupon Convertible, 6.15% Effective Yield on Purchase Date, 12/1/07                           841,740
   1,000,000  Franklin Co. Hlth. Care Fac. Rev. Refunding Series 1997 (Friendship Village of Dublin Proj.), 5.50%,
                11/1/16                                                                                            980,050
   1,570,000  OH Capital Corp. Hsg. Mtg. Rev. Refunding Series 1995G (FHA insured)(Section 8)
                (MBIA insured), 6.35%, 7/1/22                                                                    1,645,375
                                                                                                                ----------
                                                                                                                 5,978,225
                                                                                                                ----------
          OKLAHOMA (2.5%)
   1,360,000  Cleveland Co. Home Loan Auth. Single Family Mtg. Rev. Refunding Series 1991, 8.00%, 8/1/12         1,452,725
              Midwest City Mem. Hosp. Auth. Hosp. Rev. Series 1992:
     115,000    7.25%, 4/1/06 Prerefunded                                                                          130,248
     365,000    8.75%, 4/1/03 Prerefunded                                                                          435,171
     325,000    10.00%, 4/1/01 Escrowed to Maturity                                                                383,546
     345,000    10.00%, 4/1/02 Escrowed to Maturity                                                                421,880
   2,000,000  Muskogee Co. HFA Single Family Mtg. Rev. Refunding 1990 Series A (FGIC insured) Zero
                Coupon, 7.65% Effective Yield on Purchase Date, 6/1/11                                             734,880
              OK Ind. Auth. Hosp. Rev. Bonds Series 1997A (Deaconess Hlth. Care Proj.):
   2,000,000    5.50%, 10/1/12                                                                                   1,963,960
   2,000,000    5.75%, 10/1/17                                                                                   1,980,080
     515,000  Payne Co. Home Loan Auth. Single Family Rev. Refunding Series 1993A, 8.625%, 3/1/11                  552,554
   2,540,000  Tulsa Public Facilities Auth. Recreational Fac. Rev. Series 1985, 6.20%, 11/1/12                   2,656,332
                                                                                                                ----------
                                                                                                                10,711,376
                                                                                                                ----------
          PENNSYLVANIA (4.9%)
   1,000,000  Alleghany Cnty. Hosp. Dev., 5.875%, 4/1/11                                                         1,008,400
   2,875,000  Cumberland Co. Muni Auth. Rev. Series 1996 (Presbyterian Homes Proj.), 6.00%, 12/1/26              2,923,358
   1,000,000  Hazleton Svcs. Auth. Hosp. Rev. Series 1997 (Hazleton General Hosp. Proj.), 5.625%, 7/1/17           991,660
              Horizon Hosp. System Auth. Hosp. Rev. Series 1996 (Horizon Hosp. Sys.):
     600,000    5.95%, 5/15/06                                                                                     622,470
     715,000    6.15%, 5/15/08                                                                                     750,793
     710,000    6.25%, 5/15/09                                                                                     744,783
   1,145,000    6.30%, 5/15/11                                                                                   1,188,922
   3,580,000  Mercer Co. Industrial Dev. Auth. Rev. Refunding Series 1991 (FHA insured) (Hillcrest Nursing
                Industrial Ctr. Proj.) Zero Coupon, 6.85% Effective Yield on Purchase Date, 1/15/13              1,224,861
   6,000,000  Montgomery Co. Industrial Dev. Auth. Resource Recovery Rev. Series 1989 (LOC Banque
                Paribas), 7.50%, 1/1/12                                                                          6,588,420
     250,000  Montgomery Co. Redev. Auth. Multifamily Hsg. Rev. 1993 Series A (KBF Assoc. L.P.),
                6.375%, 7/1/12                                                                                     257,275
              Pittsburgh Urban Redev. Auth. (Center Triangle Tax Increment Fin. District) (LOC PNC Bank):
   3,000,000    Series 1995A, 6.00%, 12/1/11                                                                     3,076,230
   2,100,000    Series 1995B, 6.25%, 3/15/15                                                                     2,169,489
                                                                                                                ----------
                                                                                                                21,546,661
                                                                                                                ----------
          RHODE ISLAND (0.8%
              RI Hlth. & Educ. Bldg. Corp. Hosp. Fin. Rev.:
   1,000,000    Series 1997 (Steere House Proj.), 5.70%, 7/1/15                                                    980,010
   2,500,000    Series 1997 (South Co. Hosp. Proj.), 6.00%, 11/15/17                                             2,558,225
                                                                                                                ----------
                                                                                                                 3,538,235
                                                                                                                ----------
          SOUTH CAROLINA (0.3%)
   1,395,000  Myrtle Beach PFC Certificates of Participation Series 1992 (Myrtle Beach Convention Ctr. Proj.),
                6.75%, 7/1/02                                                                                    1,508,623
                                                                                                                ----------



--------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                            MARKET VALUE (1)
--------------------------------------------------------------------------------------------------------------------------

          SOUTH DAKOTA (0.5%)
   2,000,000  SD HDA Multifamily Hsg. Rev. 1992 Series B (Section 8), 7.00%, 4/1/12                             $2,139,620
                                                                                                                ----------
          TENNESSEE (4.7%)
              Metro. Govt. of Nashville & Davidson Cos. TN Industrial Dev. Board Rev. Refunding:
   1,725,000    Multifamily Mtg. Rev. 92C (FHA insured) (Picadilly Apts.), 6.95%, 7/1/27                         1,838,384
              Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily  Hsg. Rev.:
                (Eastwood Park Apts. Proj.):
   1,000,000      Senior Series 1995 A2, 6.40%, 9/1/25                                                           1,028,760
     425,000      Subordinate Series 1995C, 7.50%, 9/1/25                                                          435,706
                (Raleigh Forest & Sherwood Apts. Proj.):
   2,885,000       Senior Series 1996A, 6.60%, 1/1/26                                                            2,984,504
     795,000       Subordinate Series 1996C, 7.25%, 1/1/26                                                         818,619
                (Raleigh Woods Apts. Proj.):
   6,000,000       Series 1997A (GNMA collateralized), 7.75%, 3/20/27                                            6,862,560
                (The Corners Apts. Proj.)
   1,055,000       Senior Series 1996A, 6.25%, 1/1/27                                                            1,072,777
     400,000       Subordinate Series 1996C, 6.375%, 1/1/27                                                        393,956
   1,500,000  TN HDA Mtg. Finance Series 1995B (MBIA insured), 6.20%, 7/1/18                                     1,567,920
              TN HDA Homeownership Program:
     830,000       Series 1991 Issue U, 7.35%, 7/1/11                                                              878,040
   7,500,000       Series 1997 Issue 3B Zero coupon, 5.725% Effective Yield on Purchase Date, 7/1/16             2,645,025
                                                                                                                ----------
                                                                                                                20,526,251
                                                                                                                ----------
          TEXAS (10.7%)
   2,005,000  Baytown HFC Single Family Mtg. Rev. Refunding Series 1992B, 8.50%, 9/1/11                          2,270,001
              Beaumont HA Multifamily Mtg. Rev. Series 1993A (Section 8):
   1,365,000    6.65%, 11/1/07                                                                                   1,439,065
     650,000    6.75%, 11/1/10                                                                                     680,017
   1,765,000  Bexar Co. HFC Residual Rev. Series 1993 Zero Coupon, 6.50% Effective Yield on PurchaseDate, 3/1/15   596,217
     240,000  Brazos Co. HFC Single Family Mtg. Rev. 1985 (MBIA insured) Zero Coupon, 10.55% Effective
                Yield on Purchase Date, 9/1/11                                                                      58,406
   1,800,000  Cleveland Ind. School Dist. Public Fac. Corp. Lease Rev. Series 1996, 6.10%, 2/15/11               1,899,396
              Dallas Hsg. Corp. Capital Program Revenue Bonds:
   1,715,000    Series 1995A (Estell Village Apts.) (Section 8), 7.875%, 12/1/09                                 1,776,654
   1,630,000    Series 1995 (Cedar Glen Apts.) (Section 8), 7.75%, 12/1/09                                       1,687,017
   1,000,000  Dallas HFC Cap. Proj. Refunding 1990 (Section 8), 7.85%, 8/1/13                                    1,059,270
     480,000  Harris Co. HFC Single Family Mtg. Rev. Series 1983A, 10.125%, 7/15/03                                481,358
   1,500,000  Houston HFC Single Family Mtg. Rev. Refunding Series 1996B-1, 8.00%, 6/1/14                        1,635,315
   1,750,000  Lubbock HFC Multifamily Hsg. Rev. Refunding Series 1992A (Los Colinas, Park Ridge Place &
                Quail Creek), 7.75%, 1/1/22                                                                      1,812,423
              Midland Co. Hosp. Dist. Hosp. Rev. Series 1992 Zero Coupon:
   7,350,000    7.61% Effective Yield Purchase Date, 6/1/07                                                      4,333,193
   4,000,000    6.50% Effective Yield Purchase Date, 6/1/11                                                      1,780,440
              Midland HFC Single Family Mtg. Rev. Refunding:
     453,929    Series 1992 B-2, 8.15%, 12/1/11                                                                    488,790
     645,671    Series 1992 A-2, 8.45%, 12/1/11                                                                    698,287
     770,288    Series 1992, 9.00%, 9/1/01                                                                         813,725
              Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1996A (Christian Care Ctrs. Proj.):
   1,000,000    6.30%, 2/15/12                                                                                   1,042,290
   1,000,000    6.40%, 2/15/16                                                                                   1,048,860
              North Central Hlth. Fac. Dev. Corp. Rev. Series 1996 (C.C. Young Memorial Home Proj.):
     495,000    5.90%, 2/15/04                                                                                     512,751
     155,000    6.10%, 2/15/06                                                                                     162,221
   1,300,000    6.30%, 2/15/15                                                                                   1,354,145

                 See accompanying notes to portfolios of investments on page 37.


SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1997 (UNAUDITED)


--------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                            MARKET VALUE (1)
--------------------------------------------------------------------------------------------------------------------------



   1,666,765  Odessa HFC Single Family Mtg. Rev. Refunding Series 1992B Class B-2, 8.125%, 11/1/11              $1,804,323
     755,000  Richardson Hosp. Auth. Hosp. Refunding Rev. Series 1993 (Richardson Med. Ctr.), 6.75%, 12/1/23       802,074
     650,000  San Marcos HA Multifamily Mtg. Rev. Series 1993A (FHA insured) (Section 8),
                5.80%,11/1/10                                                                                      654,524
              Southeast TX HFC Residual Revenue:
   1,555,000    Series 1995A Zero Coupon, 6.50% Effective Yield on Purchase Date, 11/1/14                          578,818
   3,000,000    Series 1992A Zero Coupon, 7.63% Effective Yield on Purchase Date, 9/1/17                           691,860
     925,000  TX HA Single Family Mtg. Refunding Series 1991A, 7.00%, 3/1/05                                       978,141
              TX Dept. Hsg. & Cmnty. Affairs Single Family Rev. Refunding Junior Lien Series 1994A
   3,080,000    Zero Coupon 6.93% Effective Yield on Purchase Date, 3/1/15                                         965,426
              TX Dept. Hsg. & Cmnty. Affairs Multifamily Hsg. Rev.:
   1,500,000    Senior Series 1996A (Dallas - Ft. Worth Apts. Pool Proj.), 6.50%, 7/1/16                         1,571,955
   2,500,000    Senior Series 1996A (Dallas - Ft. Worth Apts. Pool Proj.), 6.50%, 7/1/26                         2,611,825
   1,060,000    Subordinated Series 1996C (Harbors & Plumtree Apts. Proj.), 7.375%, 7/1/26                       1,088,715
   2,820,000    Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.45%, 7/1/26                              2,925,947
   3,050,000    Series 1996A (NHP Foundation - Asmara Apts. Proj.), 6.40%, 1/1/27                                3,232,756
   1,060,000  Travis Co. HFC Residential Mtg. Rev. Series 1991A (GNMA/FNMA collateralized)7.05%, 12/1/25         1,131,762
                                                                                                                ----------
                                                                                                                46,667,967
                                                                                                                ----------
          UTAH (0.9%)
   1,000,000  Davis Co. Solid Waste Mgmt. & Energy Recovery Rev. Refunding Series 1993,
                6.125%, 6/15/09                                                                                  1,037,340
   1,000,000  Provo HA Multifamily Series 1997 (Lookout Point Apts. Proj.) (GNMA collateralized),
                5.80%, 7/20/22                                                                                   1,012,700
   1,850,000  Utah HFA Single Family Mtg. 1996 Issue E-1 Senior Bonds, 6.00%, 7/1/16                             1,898,544
                                                                                                                ----------
                                                                                                                 3,948,584
                                                                                                                ----------
          WASHINGTON (1.9%)
              WA HFC Nonprofit Housing Revenue:
   2,500,000    Series 1993 (CRISTA Shores Proj.)(LOC US Bk. Wash.), 6.20%, 7/1/14                               2,572,400
   1,000,000    Series 1995A (Judson Park Project)(LOC US Bk. Wash.), 6.90%, 7/1/16                              1,049,940
   1,390,000    Series 1996A (Presbyterian Ministries) (LOC US Bk. Wash.), 6.85%, 7/1/21                         1,437,899
   2,000,000  WA Hlth. Care Fac. Auth. Rev. Series 1996 (Grays Harbor Hosp. Proj.)
                            (Asset Guaranty insured), 5.70%, 7/1/16                                              2,023,860
   1,250,000  WA Public Power Supply Rev. Refunding Series 1993B (Nuclear Project #1), 5.70%, 7/1/10             1,287,900
                                                                                                                ----------
                                                                                                                 8,371,999
                                                                                                                ----------
         WEST VIRGINIA (0.8%)
   5,435,000  Huntington Res. Mtg. Rev. Refunding Series 1991 Escrowed to Maturity, Zero Coupon,
                7.37% Effective Yield on Purchase Date, 9/1/12                                                   2,179,326
   2,000,000  Mason Co. Residual Rev. Series 1992C Zero Coupon,
                7.58% Effective Yield on Purchase Date,7/10/14                                                     601,920
   3,000,000  Ohio Co. Residual Rev. Series 1992C Zero Coupon,
                7.43% Effective Yield on Purchase Date,7/10/14                                                     907,020
                                                                                                                ----------
                                                                                                                 3,688,266
                                                                                                                ----------
          WISCONSIN (0.7%)
   1,300,000  WI HEDA Hsg. Rev. Series 1992A (Section 8), 6.85%, 11/1/12                                         1,370,577
                WI Hlth. & Educ. Fac. Auth. Rev. :
     750,000    Series 1996 (Meriter Hospital Inc.), 6.00%, 12/1/17                                                767,085
   1,000,000    Refunding Series 1997 (Cmmty. Memorial Hospital Proj.) 6.00%, 4/1/18                             1,016,650
                                                                                                                ----------
                                                                                                                 3,154,312
                                                                                                                ----------
          WYOMING (0.5%)
   2,000,000  WY CDA Hsg. Rev. 1995 Series 6, 6.10%, 12/1/25                                                     2,070,279
                                                                                                                ----------

Total municipal bonds (cost: $383,547,095)                                                                     399,399,065
                                                                                                               -----------


--------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                            MARKET VALUE (1)
--------------------------------------------------------------------------------------------------------------------------

     CLOSED-END MUTUAL FUNDS (4.0%) (2)
      48,700    American Municipal Income Portfolio                                                               $645,275
      86,500    American Municipal Term Trust                                                                      946,094
     443,700    Blackrock Insured Municipal Term Trust 2010                                                      4,769,775
      38,000    Blackrock Investment Quality Municipal Trust                                                       515,375
     460,600    Blackrock Municipal Target Term Trust 2006                                                       5,009,025
      99,000    Van Kampen Merritt Municipal Trust                                                               1,553,063
     126,800    Van Kampen Merritt Municipal Opportunity Trust                                                   1,917,850
     145,900    Van Kampen Merritt Strategic Sector Municipal Trust                                              1,887,581
                                                                                                                ----------
                                                                                                                17,244,038
                                                                                                                ----------
Total closed-end mutual funds (cost:  $17,274,400)

     SHORT-TERM SECURITIES (4.9%) (2)
   1,000,000    Becker PCR NSP Sherburne Co. Generating Stn. Series 1993B, 3.75%, 10/8/97                        1,000,000
   3,000,000    Beaver Cnty. PA PCR Rev. Refunding Series 1990C, (Beaver Valley Proj.),
                (LOC Barclays Bk, NY), 3.75%, 10/10/97                                                           3,000,000
                Salt River, AZ Project Agricultural Impt. & Pwr. Dist.:
   3,000,000      3.55%, 10/3/97                                                                                 3,000,000
   4,500,000      3.50%, 10/8/97                                                                                 4,500,000
   3,500,000    Sarasota Co. FL Public Hosp. Dist. Series 1996A (Memorial Hosp. Proj.),
                (LOC SunTrust Bank) 3.65%, 10/1/97                                                               3,500,000
   6,104,899    Tax-Exempt Cash Management Fund, 3.76%                                                           6,104,899
      76,140    Tax-Exempt Cash Management Fund, 3.64%                                                              76,140
                                                                                                                ----------

Total short-term securities (cost: $21,181,039)                                                                 21,181,039
                                                                                                               -----------
Total investments in securities (cost:  $422,002,534) (6)                                                      437,824,142
                                                                                                               ===========


                 See accompanying notes to portfolios of investments on page 37.

SIT MINNESOTA TAX-FREE INCOME FUND REVIEW
SEPTEMBER 30, 1997

[PHOTO]
MICHAEL C. BRILLEY
  SENIOR PORTFOLIO MANAGER
DEBRA A. SIT, CFA
  PORTFOLIO MANAGER

Dear Fellow Shareholders:

     The Fund provided shareholders a total return of +4.96% for the six months and +7.43% for the year ended September 30, 1997, compared with +4.63% and +6.67%, respectively, for the Lehman 5-Year Municipal Index. The Fund's quarterly return of +2.34% ranked #37 of 45 Minnesota municipal funds tracked by Lipper Analytical Services, which provided an average return of +2.71%. The Fund's returns ranked #30 of 45 funds over the past year, #15 of 30 funds over the past 3 years, and #1 of 25 funds since inception.

     The Fund's price per share increased $0.22 during the six month period to $10.36, and reached an all time high of $10.41 on July 31st. The Fund's holdings in non-rated securities contributed to its relatively stable price per share, which has remained within a 3.0% range year-to-date. Despite the continued decline in bond yields, the Fund has not benefitted from the increase in advanced refunding activity in recent months. The Fund continues to generate a high income return, however. The Fund's 30-day SEC yield decreased from 5.54% to 5.23% during the period, while its 12-month distribution rate decreased only slightly from 5.59% to 5.44%.

     Fund assets increased from $94.0 million to $116.0 million during the period. The most significant shifts in industry weightings included a decrease in multifamily housing bonds from 40.0% to 38.2%, and increases in health care from 12.2% to 14.1% and in cash from 5.1% to 6.3%. The Fund established initial positions in two closed end Minnesota municipal bond funds which are trading at discounts to their net asset values. Fund weightings in securities rated "A" or better remained at approximately 60% and in non-rated holdings increased from 33.1% to 35.9%.

     While the Fund's average maturity remained relatively unchanged at 18.9 years, its duration to estimated average life increased from 7.2 years as of March 31st to 7.5 years as of September 30th. Likewise, the Fund's implied duration, which more closely represents the Fund's historical price sensitivity to changes in interest rates, increased from 4.1 years to 4.7 years. This lengthening reflects the Fund's continued efforts to increase call protection as interest rates decline. We intend to continue seeking investment opportunities that provide a high relative level of current income.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

     The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be treated as an item of tax preference that is included in the alternative minimum taxable income.


                               PORTFOLIO SUMMARY

             Net Asset Value  9/30/97:   $10.36 Per Share
                              3/31/97:   $10.14 Per Share

                     Total Net Assets:   $115.95 Million

                     30-Day SEC Yield:      5.23%
                 Tax Equivalent Yield:      9.46% (1)
           12-Month Distribution Rate:      5.44%
                     Average Maturity:     18.9 Years
      Duration to Estimated Avg. Life:      7.5 Years (2)
                     Implied Duration:      4.7 Years (2)

(1)  For individuals in the 39.6% Federal and 8.5% MN tax brackets.
(2)  See page 29.


                              PORTFOLIO STRUCTURE
                            (% of total net assets)

                                   [BAR CHART]

                    Multifamily Mortgage Revenue      38.2
                  Single Family Mortgage Revenue      17.4
                    Hospital/Health Care Revenue      14.1
                             Other Revenue Bonds       8.4
            Industrial Revenue/Pollution Control       8.2
                          Municipal Lease Rental       3.0
                               Public Facilities       1.8
                          Education/Student Loan       1.4
                              General Obligation       1.0
                                    Mutual Funds       0.2
                         Cash & Cash Equivalents       6.3

                              Average Annual Total Returns*                  Cumulative Total Returns*
                        -----------------------------------------    -----------------------------------------
                        MN Tax-Free    Lipper MN        Lehman        MN Tax-Free    Lipper MN       Lehman
                          Income       Muni. Bond    5-Year Muni.      Income       Muni. Bond    5-Year Muni.
                           Fund        Fund Avg.      Bond Index        Fund         Fund Avg.     Bond Index
                        -----------------------------------------    -----------------------------------------
3 Months                   2.34%          2.71%          2.13%          2.34%          2.71%          2.13%
  (unannualized)
1 Year                     7.43           7.79           6.67           7.43           7.79           6.67
3 Year                     7.66           7.47           6.61           24.77         24.14          21.16
Inception                  6.57           5.15           5.31           27.62         21.26          21.91
  (12/1/93)

*As of 9/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                               GROWTH OF $10,000

                              [PLOT POINTS GRAPH]

                          SIT MN TAX-FREE INCOME FUND
                         LEHMAN 5-YEAR MUNI. BOND INDEX

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/97 would have grown to $12,762 in the Fund or $12,191 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS
                               (% of Net Assets)

          LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.
                                  [PIE CHART]

                                              A      15.0%
                                             AA      19.8%
                                            AAA      18.5%
                     Other Assets & Liabilities       6.3%
                                      Not Rated      35.9%
                                            BBB       4.5%

                  ADVISER'S ASSESSMENT OF NOT-RATED SECURITIES

                               AAA         0.1%
                                AA         0.6
                                 A         1.6
                               BBB        23.5
                                BB         9.3
                                 B         0.8
                                          ----
                             Total        35.9%

SIT MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1997 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)     NAME OF ISSUER                                                                                      MARKET VALUE(1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (93.5%) (2)
   EDUCATION/STUDENT LOAN (1.4%)
                 Minnesota Higher Education Fac. Auth. Rev. Series 1996-4I (Hamline Univ.):
   1,000,000        6.00%, 10/1/12                                                                                      $  1,036,560
     585,000        6.00%, 10/1/16                                                                                           601,368
                                                                                                                        ------------
                                                                                                                           1,637,928
                                                                                                                        ------------
GENERAL OBLIGATION (1.0%)
     600,000     Carver Co. Hsg. & Redev. Auth. Hsg. & Dev. Gross Rev. Ltd.Tax G.O.
                    (Chanhassen Apts. Proj.), 7.00%, 1/1/25                                                                  629,442
     500,000     Goodhue (City of) G.O. Gas Utility Series 1996, 6.75%, 1/1/26                                               531,990
                                                                                                                        ------------
                                                                                                                           1,161,432
                                                                                                                        ------------
HOSPITAL/HEALTH CARE (14.1%)
   1,000,000     Albert Lea Hsg. & Hlth Care Fac. Rev. Refunding Series 1996 (St Johns Lutheran Home Proj.),
                    7.00%, 11/1/19                                                                                         1,030,840
                 Brooklyn Center Hlth. Care Fac. Rev. Series 1993 (Maranatha Proj.):
      50,000        6.75%, 12/1/05                                                                                            52,784
     500,000        7.50%, 12/1/10                                                                                           537,545
   1,290,000     Cokato Sr. Hsg. Rev. Series 1996 (Cokato Charitable Trust Proj.), 7.00%, 12/1/19                          1,305,003
   1,000,000     Dakota Co. Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Refunding Series 1997 (South Suburban
                    Medical Ctr. Proj.), 6.75%, 8/1/17                                                                     1,002,810
     140,000     Edina Hlth. Care Fac. Rev. Series 1995 (VOA Care Ctrs. Proj.), 7.875%, 3/1/19                               146,644
     215,000     Fergus Falls Hlth. Care Fac. Auth. Rev. Refunding Series 1993A
                    (Lake Region Hosp. Corp. Proj.), 6.25%, 9/1/04                                                           227,584
     650,000     Fergus Falls Hlth. Care Fac. Auth. Series 1995 (LRHC Long-Term Care Fac. Proj.),6.40%, 12/1/15              686,537
   1,540,000     Hibbing Hlth. Care Fac. Rev. Series 1995A (St. Francis Hlth. Svcs. Proj.), 7.35%, 11/1/15                 1,597,365
     750,000     Mankato Hlth. Care Fac. Rev. Series 1996A (Lutheran Home Proj.), 6.75%, 10/1/16                             768,060
   1,685,000     Maplewood Hlth. Care Fac. Rev. (VOA Care Ctrs. Proj.), 7.375%, 10/1/12                                    1,817,963
   1,000,000     Minneapolis Hlth. Care Fac. Rev. Series 1993 (St. Olaf Res. Proj.), 7.00%,10/1/18                         1,039,590
   1,885,000     Minneapolis Hsg. & Hlth. Care Fac. Rev. Series 1997 (Augustana Chapel View Homes Proj.),6.70%, 6/1/22     1,907,356
     180,000     Puerto Rico Industrial, Tourist, Educ., Med. & Env. Ctrl. Fac. Fin. Auth. Hosp.
                    Rev. 1994 Series A (Ryder Mem. Hosp. Proj.), 5.75%, 5/1/99                                               183,040
                 Red Wing Hlth. Care Ctr. Fac. Rev. Refunding (River Region Obligated Group):
     125,000        Series 1993A, 6.20%, 9/1/05                                                                              134,151
     130,000        Series 1993A, 6.30%, 9/1/06                                                                              139,483
     200,000        Series 1993B, 6.20%, 9/1/05                                                                              214,642
     130,000     Riverview Hosp. Association (Crookston) First Mtg. Gross Rev. Series 1974, 6.625%, 3/1/05                   133,654
                 Sherburne Co. Nursing Home Fac. Rev. Series 1994 (Guardian Angels Care Ctr. Proj.):
      75,000        7.30%, 6/1/07                                                                                             79,774
      80,000        7.35%, 6/1/08                                                                                             85,083
      90,000        7.40%, 6/1/09                                                                                             95,962
     555,000        7.50%, 6/1/14                                                                                            590,093
     140,000        7.75%, 6/1/15                                                                                            150,104
     150,000        7.75%, 6/1/16                                                                                            161,077
     300,000     Spring Park Hlth. Care Fac. Rev. Series 1991 (Twin Birch Hlth. Care Ctr. Proj.), 8.25%, 8/1/11              323,190
      95,000     St. Paul Hsg. & Redev. Auth. Comm. Dev. Rev. Refunding Series 1992
                    (Beverly Enterprises Proj.), 7.75%, 11/1/02                                                               96,263
     960,000     St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Refunding Series 1996C
                    (Franciscan Hlth. Cmmty. Proj., St. Mary's Home), 7.00%, 7/1/21                                          981,062
     820,000     Wadena Co. Hlth. Care Fac. Rev. Series 1994B, 7.45%, 9/1/15                                                 876,391
                                                                                                                        ------------
                                                                                                                          16,364,050
                                                                                                                        ------------
INDUSTRIAL /POLLUTION CONTROL (8.2%)
     500,000     Anoka Industrial Dev. Rev. Series 1994 (Lund Industries Inc. Proj.), 6.50%, 9/1/04 (4)                      527,575
     250,000     Bass Brook Pollution Control Rev. Series 1992 (Minnesota Power & Light Corp. Proj.), 6.00%, 7/1/22          256,577
     955,000     Duluth Commercial Dev. Rev. Refunding Series 1995A (Radisson Hotel Proj.), 7.00%, 12/1/00                   965,457



------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)     NAME OF ISSUER                                                                                      MARKET VALUE(1)
------------------------------------------------------------------------------------------------------------------------------------
                 MN Agricultural & Econ. Dev. Board Small Business Dev. Ln. Prgm. Rev.:
     105,000        Series 1995A Lot 1, (New Morning Windows, Inc.),  6.40%, 8/1/04 (4)                                  $   108,955
   1,000,000        Series 1990B Lot 1 (May Printing Co.), 8.375%, 8/1/10 (4)                                              1,039,210
     500,000        Series 1997C Lot 3, (DynaGraphics), 6.20%, 8/1/09 (4)                                                    510,825
   1,000,000     Minneapolis Commercial Dev. Rev. Refunding Series 1997 (Holiday Inn Metrodome Proj.),
                    6.00%, 12/1/01                                                                                         1,008,210
                 Owatonna Industrial Dev. Rev. Series 1997:
     280,000        7.25%, 5/1/14                                                                                            288,506
     505,000        7.375%, 5/1/17                                                                                           520,397
   3,045,000     Plymouth Rev. Refunding Series 1992 (Carlson Ctr. Proj.) (LOC First Bank, N.A.),
                    7.00%, 4/1/12                                                                                          3,177,366
     200,000     Richfield Cmty. Dev. Rev. Refunding 1994 (Richfield Shoppes Proj.), 8.375% 10/1/05                          220,100
     910,000     St. Paul Port Authority Hotel Fac. Senior Rev. Series 1996A (Radisson Kellogg Project),7.00%, 8/1/01        929,165
                                                                                                                         -----------
                                                                                                                           9,552,343
                                                                                                                         -----------
MULTIFAMILY MORTGAGE (38.2%)
     500,000     Aurora Hsg. & Redev. Auth. Multifamily Rev. (Irongate Apts. Proj.) (Section 8),6.10%, 10/1/19               512,485
                 Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. Series 1995A
                   (Courtyard Res. Proj.):
     220,000       7.00%, 1/1/15                                                                                             224,970
     500,000       7.25%, 1/1/26                                                                                             508,595
                 Burnsville Multifamily Hsg. Rev. Refunding:
     425,000        Series 1991 (Atrium Proj.) (Trygg-Hansa insured), 7.20%, 5/1/11                                          438,591
     960,000        Series 1994 (Bridgeway Apts. Proj.), 7.25%, 2/1/14                                                       996,758
                 Carver Co. Hsg. & Redev. Auth. Multifamily Hsg.:
   1,440,000        Gross Rev. & Ltd. Tax Refunding Series 1997A (Lake Grace Apts. Proj.), 6.00%, 7/1/28                   1,456,790
     650,000        Rev. Refunding Series 1997A (Waybury Apts. Proj.) 5.875%, 8/1/27                                         654,076
     400,000        Subordinate Rev. Refunding Series 1997C (Waybury Apts. Proj.), 8.00%, 8/1/27                             400,840
     405,000     Chisago City Hlth. Fac. Rev. Refunding Series 1995A (Pleasant Heights Proj.), 7.30%, 7/1/18                 424,468
                 Coon Rapids Multifamily Hsg. Rev.:
     280,000        Refunding Series 1997 (GNMA collateralized) (Pine Point Apts.), 6.125%, 5/1/32                           289,495
     700,000        Refunding Series 1997A (Margaret Place Apts. Proj.), 6.50%, 5/1/25                                       700,840
   3,000,000     Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1997A,
                    (Park Place Apts. Proj.) (GNMA collateralized) 6.875%, 2/20/32                                         3,247,140
                 Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding
                    (Walnut Trails Apts. Proj.):
   1,700,000        Series 1995A (GNMA collateralized), 7.90%, 1/20/31 (4)                                                 1,923,159
     260,000        Series 1995C Subordinate, 9.00%, 1/20/15 (4)                                                             263,024
   1,490,000     Eagan Multifamily Rental Hsg. Refunding Rev. Series 1996 (Wescott Apts. Proj.)
                    (FHA insured), 6.00%, 12/1/27                                                                          1,525,149
                 Eden Prairie Multifamily Hsg. Rev. Refunding :
      60,000        Series 1990A (Welsh Parkway Apts. Ltd. Proj.)(FHA insured), 8.00%, 7/1/26                                 64,039
     450,000        Series 1995A (Olympic Ridge Proj.) (GNMA collateralized) 6.20%, 1/20/16                                  471,240
     700,000        Series 1991 (Windslope Apts. Proj.)(Section 8), 7.00%, 11/1/06                                           746,214
   1,500,000        Series 1991 (Windslope Apts. Proj.)(Section 8), 7.10%, 11/1/17                                         1,579,095
                 Harmony Multifamily Hsg. Rev. Refunding Series 1997A (Zedakah Fdn. Proj.) (Section 8):
     280,000        5.75%, 9/1/12                                                                                            282,388
     275,000        5.80%, 9/1/13                                                                                            277,340
                 Hopkins Elderly Hsg. Rev. Refunding (St. Therese Southwest Proj.):
   1,600,000        Series 1994A (Asset Gty. insured), 6.25%, 3/1/14                                                       1,645,184
     360,000        Series 1994B, 9.00%, 11/1/19                                                                             384,088
   1,015,000     Hopkins Hsg. Fac. Rev. Refunding Series 1995 (Augustana Chapel View Homes Proj.),7.00%, 12/1/15           1,035,503
     570,000     Hopkins Subordinate Multifamily Hsg. Rev. Refunding Series 1996C(Auburn Apts. Proj.), 8.00%, 6/20/31        594,909
     450,000     Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.),6.25%, 4/1/15                         471,060

                                                                     See accompanying notes to portfolios of investments on page 37.



SIT MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1997 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)     NAME OF ISSUER                                                                                      MARKET VALUE(1)
------------------------------------------------------------------------------------------------------------------------------------
     500,000     Hutchinson Hsg. Fac. Rev. Series 1994 (Prince of Peace Proj.), 7.375%, 10/1/12                          $   521,450
     800,000     Little Canada Multifamily Hsg. Rev. Series 1997A (Cedars Lakeside Proj.)
                    (GNMA collateralized), 5.90%, 8/1/20                                                                     818,520
                 Minneapolis Multifamily Hsg. Rev.:
      75,000        Series 1991 (Trinity Hsg. Proj.) (Section 8), 7.875%, 2/1/06                                              78,697
     355,000        Series 1996 (Belmont Apts.), 7.25%, 11/1/16                                                              359,278
     565,000        Series 1994 (Findley Place Townhomes Proj) (Section 8), 7.00%, 12/1/16 (4)                               610,364
   2,000,000        Series 1996A (Nicollet Towers) (Section 8), 6.00%, 12/01/19                                            2,030,720
     645,000        Series 1996 (Belmont Apts.), 7.625%, 11/1/27                                                             650,212
     350,000     Minneapolis/ St. Paul Hsg. Fin. Board Multifamily Rev. Series 1988 (Riverside Place Proj.),
                    (FHA insured) (GNMA collateralized), 8.20%, 12/20/18 (4)                                                 364,182
                 MN HFA Multifamily Hsg. Dev. Rev.:
      40,000        Series 1977, 6.25%, 2/1/08                                                                                40,555
     120,000        Series 1977, 6.375%, 2/1/20                                                                              121,636
      25,000        Series 1988A, 7.70%, 8/1/08                                                                               25,669
                 MN HFA Rental Hsg. Rev. Refunding:
     175,000        Series 1993C, 6.15%, 2/1/14                                                                              177,042
     135,000        Series 1993E, 6.00%, 2/1/14                                                                              138,806
                 Minnetonka Hsg. Fac. Rev. Series 1994 (Beacon Hill Housing Proj.):
     890,000        7.00%, 6/1/04                                                                                            925,360
   1,000,000        7.50%, 6/1/14                                                                                          1,062,360
     520,000     Minnetonka Multifamily Hsg. Rev. Refunding Subordinate Series 1994C (Brier Creek Proj.),8.00%, 12/20/16     550,108
                 Minnetonka Senior Hsg. Rev. Series 1997 (Westridge Senior Hsg. Proj.):
     285,000        6.75%, 9/1/17                                                                                            286,149
     500,000        7.00%, 9/1/27                                                                                            501,995
     500,000     Monticello Senior Hsg. Rev. Series 1995 (Mississippi Shores Proj.), 7.25%, 7/1/16                           507,920
     330,000     Mora Multifamily Rev. Refunding Hsg. Alternatives Partnership Series 1995, 6.50%, 6/1/02                    333,392
                 Plymouth Multifamily Hsg. Rev. Refunding Series 1996A (Fox Forest Apts. Proj.), (GNMA collateralized):
     750,000        Series 1996A, 8.05%, 6/20/31                                                                             866,565
     710,000        Series 1996C, 8.00%, 6/20/31                                                                             741,027
   2,500,000     Puerto Rico Housing Finance Corp. Rev. Multifamily Mtg. Portfolio Series 1990 A-I, 7.50%, 10/1/15         2,639,225
     960,000     Robbinsdale Multifamily Hsg. Rev. Series 1996A (Copperfield Hill Proj.), 7.20%, 12/1/16                     969,389
     325,000     Sandstone Econ. Dev. Auth. Hsg. & Dev. Rev. Series 1994A (Family Apts. Proj.),8.00%, 1/1/12                 342,735
   1,250,000     Spring Lake Park Sr. Hsg. Rev. Series 1996 (Noah's Ark Affordable Hsg. Inc.), 7.25%, 9/1/16               1,264,263
   1,500,000     St. Anthony Hsg. Dev. Rev. Refunding (Autumn Woods Proj.) (Asset Gty. insured), 6.875%, 7/1/22            1,587,150
     650,000     St. Louis Park Multifamily Hsg. Rev. Refunding Series 1995 (Knollwood Cmty. Hsg. Proj.) (FHA insured),
                    6.15%, 12/1/16                                                                                           671,262
     500,000     St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Refunding Series 1992 (Point of St. Paul Proj.)
                    (FNMA backed), 6.60%, 10/1/12                                                                            526,570
     200,000     St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Refunding Series 1995 (Sun Cliffe Apts. Proj.)
                    (GNMA collateralized), 5.875%, 7/1/15                                                                    204,382
   1,035,000     Washington Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1994
                    (White Bear Lake Transitional Hsg. Proj.), 6.625%, 8/1/24                                              1,083,811
   1,385,000     White Bear Lake Multifamily Hsg. Rev. Refunding Series 1996A (Lake Sq. Partners Proj.)
                    (FHA insured), 6.10%,2/1/26                                                                            1,428,337
     770,000     Willmar Hsg. & Redev. Auth. Multifamily Rev. Series 1993 (Highland Apts)
                    (Section 8), 5.85%, 6/1/19                                                                               774,397
                                                                                                                         -----------
                                                                                                                          44,320,968
                                                                                                                         -----------
LEASE (3.0%)
   1,015,000     Beltrami Co. Hsg. & Redev. Auth. Lease Rev., 6.25%, 2/1/16                                                1,049,226
     585,000     Burnsville Solid Waste Rev. Series 1990 (Freeway Transfer Inc. Proj.), 9.00%, 4/1/10 (4)                    645,021
     500,000     Goodhue Co. Econ. Dev. Auth. Courts Building Proj. Lease Rev. Series 1997A, 5.75%, 2/1/13                   504,565



------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)     NAME OF ISSUER                                                                                      MARKET VALUE(1)
------------------------------------------------------------------------------------------------------------------------------------
                 Hibbing Econ. Dev. Auth. Public Proj. Rev. Series 1997 (Hibbing Lease Obligations Proj.):
     655,000        6.10%, 2/1/08                                                                                        $   682,366
     535,000        6.40%, 2/1/12                                                                                            547,653
     100,000     Rice Co. Certificates of Participation Series 1996A, 5.85%, 12/1/14                                         102,775
                                                                                                                         -----------
                                                                                                                           3,531,606
                                                                                                                         -----------
SINGLE FAMILY MORTGAGE (17.4%)
     317,948     Brooklyn Center/Columbia Heights/Moorhead/Robbinsdale Econ. Dev. Auth. Residual Interest
                   Rev. Series 1992B (FNMA backed), 7.15%, 11/1/14                                                           330,809
                 Dakota County Hsg. & Redev. Auth. Single Family Mtg. Rev.:
     960,000        Series 1994A (FNMA backed), 6.70%, 10/1/09 (4)                                                         1,018,675
     400,000        Series 1995 (FNMA & GNMA backed), 6.25%, 10/1/09 (4)                                                     417,760
     615,000     Dakota/Wash./Stearns Cos. Hsg. & Redev. Auth. Single Family Rev. Refunding
                    Series 1994A (FNMA backed), 6.50%, 9/1/10 (4)                                                            646,666
                 Minneapolis Redev. Mtg. Rev. Series 1987A  (Riverplace Proj.) (LOC Bk. of Tokyo):
      25,000        7.00%, 1/1/07                                                                                             25,575
     500,000        7.10%, 1/1/20                                                                                            511,270
   2,100,000     Minneapolis Residual Interest Mtg. Rev. Series 1995 Convertible Capital Appreciation Bonds,
                    7.00% Effective Yield on Purchase Date, 10/1/12                                                          809,109
     655,000     Minneapolis Single Family Mtg. Rev. Series 1995V (FNMA & GNMA backed), 6.25%, 4/1/22                        677,637
                 Minneapolis/ St. Paul Hsg. Fin. Bd. Single Family Mtg. Rev.:
      30,000        Series 1989A (GNMA backed), 7.65%, 12/1/00 (4)                                                            31,203
     900,000        Series 1994 (FNMA backed), 7.25%, 5/1/12 (4)                                                             946,458
                 MN HFA Single Family Mtg. Rev.:
     120,000        Series 1988D, 8.25%, 8/1/20 (4)                                                                          124,847
      15,000        Series 1989B, 7.05%, 1/1/03                                                                               15,721
      50,000        Series 1989B, 7.05%, 7/1/03                                                                               52,404
      45,000        Series 1990A, 7.95%, 7/1/22 (4)                                                                           47,625
     275,000        Series 1990C, 7.70%, 7/1/14                                                                              289,759
     240,000        Series 1991A, 7.05%, 7/1/22 (4)                                                                          250,632
     595,000        Series 1991A, 7.45%, 7/1/22 (4)                                                                          627,178
   1,735,000        Series 1992B-1, 6.75%, 1/1/26 (4)                                                                      1,819,755
     995,000        Series 1994F, 6.30%, 7/1/25                                                                            1,038,422
      90,000        Series 1994K, 5.90%, 1/1/07                                                                               92,306
     520,000        Series 1994L, 6.70%, 7/1/20 (4)                                                                          549,593
   2,830,000        Series 1995M, 5.875%, 1/1/17                                                                           2,903,552
     800,000        Series 1996D, 6.00%, 1/1/16                                                                              823,992
     280,000        Series 1997D, 5.85%, 7/1/19, (4)                                                                         284,122
   2,500,000        Series 1997E, 5.90%, 7/1/29 (4)                                                                        2,536,700
     710,000        Series 1997K, 5.75%, 1/1/26 (4)                                                                          712,336
   3,800,000     Moorhead Single Family Mtg. Rev. Refunding Series 1992B Zero Coupon, 7.00% Effective
                    Yield on Purchase Date, 8/1/11                                                                         1,476,186
     670,000     St. Paul Hsg. & Redev. Auth. Single Family Mtg. Rev. Refunding Series 1995 (FNMA backed),
                    6.125%, 3/1/17                                                                                           695,735
     966,042     St. Paul Residual Interest Rev. Series 1995 Convertible Capital Appreciation
                    Bonds, Zero Coupon, 7.23% Effective Yield on Purchase Date, 9/1/11                                       372,100
                                                                                                                         -----------
                                                                                                                          20,128,127
                                                                                                                         -----------
OTHER REVENUE BONDS (8.4%)
   1,500,000     Commissioner of Iron Range Resources and Rehabilitation Gross Rev.
                    Series 1996 (Giants Ridge Rec. Area Proj.), 7.25%, 10/1/11                                             1,548,165
                 Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
     100,000        Series 1993-5 (Winslow Printing), 6.125%, 12/1/06 (4)                                                    103,232
     170,000        Series 1997-1 (Halper Corrugated Box Mfg. Co.), 5.90%, 6/1/07 (4)                                        179,734
     640,000        Series 1995-1 (Microtron, Inc.), 6.625%, 12/1/09 (4)                                                     681,178

                                                                     See accompanying notes to portfolios of investments on page 37.



SIT MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1997 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)     NAME OF ISSUER                                                                                      MARKET VALUE(1)
------------------------------------------------------------------------------------------------------------------------------------
   1,310,000        Series 1995-1 (Microtron, Inc.), 7.25%, 12/1/15 (4)                                                 $  1,424,953
     750,000        Series 1997-2 (Ambassador Press), 6.20%, 6/1/17 (4)                                                      782,663
     200,000     Renville Gross Rev. Golf Course Bond Series 1997, 6.50%, 2/1/19                                             201,510
   2,870,000     St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (FSA insured)
                    (Civic Center Proj.), 7.10%, 11/1/23                                                                   3,491,872
   1,245,000     St. Paul Recreational Fac. Gross Rev. Series 1996D 5.875%, 6/1/18                                         1,281,927
                                                                                                                        ------------
                                                                                                                           9,695,234
                                                                                                                        ------------
PUBLIC FACILITIES (1.8%)
   2,000,000     Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy Savings Proj.), 6.00%, 7/1/08            2,034,660
                                                                                                                        ------------

Total municipal bonds (cost: $105,026,400)                                                                               108,426,348
                                                                                                                        ------------
CLOSED-END MUTUAL FUNDS (0.2%) (2)
      13,100     Minnesota Muni Term Trust 2001                                                                              142,462
      13,000     Minnesota Muni Term Trust II 2003                                                                           138,125
                                                                                                                        ------------
                                                                                                                             280,587
                                                                                                                        ------------
Total closed-end mutual funds (cost: $278,422)

SHORT-TERM SECURITIES (5.0%) (2)
     631,557     Minnesota Municipal Cash Fund, 3.31%                                                                        631,557
   3,200,000     Southern MN Power Agy. Series B (LOC Credit Suisse) 3.60%, 10/3/97                                        3,200,000
   1,000,000     Becker MN PCR, 3.75%, 10/8/97                                                                             1,000,000
   1,000,000     St. Paul Hsg. & Redev. Auth. Dist. Cooling Rev. Series 1995G, Weekly
                    Variable Rate Putable (LOC Credit Local de France), 3.90%, 12/1/12                                     1,000,000
                                                                                                                        ------------
Total short-term securities (cost: $5,831,557)                                                                             5,831,557
                                                                                                                        ------------

Total investments in securities (cost:  $111,136,379) (6)                                                               $114,538,492
                                                                                                                        ============

SIT MUTUAL FUNDS
NOTES TO PORTFOLIOS OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3) At September 30, 1997, 42.1% of net assets in the U.S. Government Securities Fund and 17.7% of net assets in the Bond Fund was invested in GNMA mobile home pass-through securities.

(4) Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At September 30, 1997, approximately 16.5% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

(5) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under the guidelines established by the Board of Directors.

(6) At September 30, 1997, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                       U.S.
                                                     MONEY          GOVERNMENT
                                                     MARKET         SECURITIES         BOND
                                                      FUND             FUND            FUND
                                                  ------------     ------------     ----------
Cost for federal income tax purposes              $ 27,778,194     $ 87,460,218     $6,935,547
                                                  ============     ============     ==========
Unrealized appreciation (depreciation) on
  investments:
     Gross unrealized appreciation                     --          $  1,274,798     $  154,845
     Gross unrealized depreciation                     --              (176,107)       (16,462)
                                                  ------------     ------------     ----------

Net unrealized appreciation (depreciation)             --          $  1,098,691     $  138,383
                                                  ============     ============     ==========

                                                                     MINNESOTA
                                                    TAX-FREE         TAX-FREE
                                                     INCOME           INCOME
                                                      FUND             FUND
                                                  ------------     ------------
Cost for federal income tax purposes              $422,002,534     $111,136,379
                                                  ============     ============
Unrealized appreciation (depreciation) on
  investments:
     Gross unrealized appreciation                $ 15,902,001     $  3,416,965
     Gross unrealized depreciation                     (80,394)         (14,852)
                                                  ------------     ------------

Net unrealized appreciation (depreciation)        $ 15,821,607     $  3,402,113
                                                  ============     ============

SIT MUTUAL FUNDS
STATEMENTS OF ASSETS & LIABILITIES - SEPTEMBER 30, 1997 (UNAUDITED)

                                                                   U.S.                                             MINNESOTA
                                                 MONEY          GOVERNMENT                       TAX-FREE           TAX-FREE
                                                 MARKET         SECURITIES        BOND            INCOME             INCOME
                                                  FUND            FUND            FUND             FUND               FUND
                                              -----------      -----------      ----------      ------------      ------------
ASSETS
Investments in securities, at
  identified cost........................     $27,778,194      $87,460,219      $6,935,547      $422,002,534      $111,136,379
                                              ===========      ===========      ==========      ============      ============
Investments in securities, at
  market value - see
  accompanying schedules for
  detail.................................     $27,778,194      $88,558,910      $7,073,930      $437,824,141      $114,538,492
Cash in bank on demand
  deposit................................         185,611                1             207            62,112                --
Accrued interest
  receivable.............................              --          567,684          74,156         6,559,403         2,116,198
Receivable for principal
  paydowns...............................              --           26,292           1,204                --                --
Receivable for investment
  securities sold........................              --               --              --                --         1,000,000
Other
  receivables............................              --               --             252            10,481             1,958
Receivable for Fund shares
  sold...................................       4,936,129           86,539           2,798         1,617,728           165,409
                                              -----------      -----------      ----------      ------------      ------------
          Total assets...................      32,899,934       89,239,426       7,152,547       446,073,865       117,822,057
                                              -----------      -----------      ----------      ------------      ------------

LIABILITIES
Payable for investment securities
  purchased - when issued (note 1).......              --          570,498              --         8,516,225           710,000
Payable for investment securities
  purchased..............................              --          191,646              --           740,703             3,516
Payable for Fund shares
  redeemed...............................         313,797           69,878              --           553,441           959,360
Cash portion of dividends
  payable to shareholders................           9,399           51,955           6,321           467,389           125,228
Other
  payables...............................             316            3,285              --               317                --
Accrued investment management
  and advisory services fee..............          12,877           55,844           4,691           262,070            76,353
                                              -----------      -----------      ----------      ------------      ------------
          Total liabilities..............         336,389          943,106          11,012        10,540,145         1,874,457
                                              -----------      -----------      ----------      ------------      ------------
Net assets applicable to
  outstanding capital stock..............     $32,563,545      $88,296,320      $7,141,535      $435,533,720      $115,947,600
                                              ===========      ===========      ==========      ============      ============
Capital stock
  Par....................................          $0.001            $0.01          $0.001            $0.001            $0.001

  Authorized shares......................  10,000,000,000   10,000,000,000  10,000,000,000    10,000,000,000    10,000,000,000
  Outstanding shares.....................      32,566,878        8,334,271         711,766        42,209,966        11,190,426
                                              ===========      ===========      ==========      ============      ============
Net asset value per share of
  outstanding capital stock..............           $1.00           $10.59          $10.03            $10.32            $10.36
                                              ===========      ===========      ==========      ============      ============

                  See accompanying notes to financial statements on pages 42-49.

SIT MUTUAL FUNDS
STATEMENTS OF OPERATIONS - SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)

                                                                   U.S.                                             MINNESOTA
                                                 MONEY          GOVERNMENT                       TAX-FREE           TAX-FREE
                                                 MARKET         SECURITIES        BOND            INCOME             INCOME
                                                  FUND            FUND            FUND             FUND               FUND
                                              -----------      -----------      ----------      ------------      ------------
INVESTMENT INCOME:
   INCOME:
      Interest...........................        $833,983       $2,679,007        $247,082       $11,703,168        $3,277,438
                                              -----------      -----------      ----------      ------------      ------------
           Total income..................         833,983        2,679,007         247,082        11,703,168         3,277,438
                                              -----------      -----------      ----------      ------------      ------------
   EXPENSES (NOTE 3):
      Investment management and
        advisory services fee............         119,296          366,509          27,352         1,509,718           421,139
        Less fees and expenses absorbed
           by investment adviser.........         (44,736)         (50,137)             --           (63,372)               --
                                              -----------      -----------      ----------      ------------      ------------
        Total net expenses...............          74,560          316,372          27,352         1,446,346           421,139
                                              -----------      -----------      ----------      ------------      ------------
        Net investment income............         759,423        2,362,635         219,730        10,256,822         2,856,299
                                              -----------      -----------      ----------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
      Net realized gain (loss) (note 2)..              --          259,818          31,860         3,230,371           (1,685)
      Net change in unrealized appreciation
        or depreciation on investments...              --        2,088,523         251,864         9,366,257         2,204,639
                                              -----------      -----------      ----------      ------------      ------------
      Net gain (loss) on investments.....              --        2,348,341         283,724        12,596,628         2,202,954
                                              -----------      -----------      ----------      ------------      ------------
Net increase in net assets resulting from
      operations.........................     $   759,423      $ 4,710,976    $    503,454      $ 22,853,450      $  5,059,253
                                              ===========      ===========      ==========      ============      ============

                  See accompanying notes to financial statements on pages 42-49.

SIT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                      MONEY MARKET                U.S. GOVERNMENT                   BOND
                                                          FUND                    SECURITIES FUND                   FUND
                                             ----------------------------   --------------------------   --------------------------
                                               SIX MONTHS                    SIX MONTHS                  SIX MONTHS
                                                  ENDED                        ENDED                       ENDED
                                              SEPTEMBER 30,  YEAR ENDED     SEPTEMBER 30,  YEAR ENDED   SEPTEMBER 30,   YEAR ENDED
                                                  1997        MARCH 31,         1997        MARCH 31,       1997         MARCH 31,
                                              (UNAUDITED)       1997         (UNAUDITED)      1997       (UNAUDITED)       1997
                                             -------------  -------------   ------------  ------------   -----------  -------------
OPERATIONS:
  Net investment income .................... $     759,423  $   1,279,586   $  2,362,635  $  3,649,108   $   219,730  $     356,091
  Net realized gain (loss) on investments ..          --             --          259,818      (354,419)       31,860        (26,666)
  Net change in unrealized appreciation
     (depreciation) of investments .........          --             --        2,088,523      (903,875)      251,864        (64,569)
                                             -------------  -------------   ------------  ------------   -----------  -------------
     Net increase in net assets resulting
       from operations .....................       759,423      1,279,586      4,710,976     2,390,814       503,454        264,856
                                             -------------  -------------   ------------  ------------   -----------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ....................      (759,439)    (1,279,586)    (2,362,635)   (3,649,108)     (219,730)      (356,091)
  Net realized gains on investments ........          --             --             --            --            --          (38,869)
                                             -------------  -------------   ------------  ------------   -----------  -------------

     Total distributions ...................      (759,439)    (1,279,586)    (2,362,635)   (3,649,108)     (219,730)      (394,960)
                                             -------------  -------------   ------------  ------------   -----------  -------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ................   198,512,982    248,117,061     20,859,974    37,499,822     1,170,625      1,935,754
  Reinvested distributions .................       662,134      1,094,430      2,085,141     3,183,829       186,127        327,137
  Payments for shares redeemed .............  (199,279,653)  (237,803,699)   (10,391,007)  (18,481,485)     (902,403)      (951,712)
                                             -------------  -------------   ------------  ------------   -----------  -------------
     Increase (decrease) in net assets
       from capital share transactions .....      (104,537)    11,407,792     12,554,108    22,202,166       454,349      1,311,179
                                             -------------  -------------   ------------  ------------   -----------  -------------

       Total increase (decrease) in net
         assets ............................      (104,553)    11,407,792     14,902,449    20,943,872       738,073      1,181,075

NET ASSETS
  Beginning of period ......................    32,668,098     21,260,306     73,393,871    52,449,999     6,403,462      5,222,387
                                             -------------  -------------   ------------  ------------   -----------  -------------
  End of period ............................ $  32,563,545  $  32,668,098   $ 88,296,320  $ 73,393,871   $ 7,141,535  $   6,403,462
                                             =============  =============   ============  ============   ===========  =============
NET ASSETS CONSIST OF:
  Capital (par value and paid-in surplus) .. $  32,563,545  $  32,668,098   $ 87,457,271  $ 74,903,163   $ 7,020,428  $   6,566,079
  Undistributed (distributions in excess
     of) net investment income .............          --             --             --            --            --             --
  Accumulated net realized gain (loss)
     from security transactions ............          --             --         (259,642)     (519,460)      (17,276)       (49,136)
  Unrealized appreciation (depreciation)
     on investments ........................          --             --        1,098,691      (989,832)      138,383       (113,481)
                                             -------------  -------------   ------------  ------------   -----------  -------------

                                             $  32,563,545  $  32,668,098   $ 88,296,320  $ 73,393,871   $ 7,141,535  $   6,403,462
                                             =============  =============   ============  ============   ===========  =============

CAPITAL TRANSACTIONS IN SHARES:
  Sold .....................................   198,512,982    248,117,061      1,991,447     3,598,212       119,158        198,683
  Reinvested distributions .................       662,134      1,094,430        198,892       306,370        18,823         33,549
  Redeemed .................................  (199,279,336)  (237,803,699)      (994,351)   (1,777,514)      (91,920)       (97,629)
                                             -------------  -------------   ------------  ------------   -----------  -------------
Net increase (decrease) ....................      (104,220)    11,407,792      1,195,988     2,127,068        46,061        134,603
                                             =============  =============   ============  ============   ===========  =============


                       [WIDE TABLE CONTINUED FROM ABOVE]


                                                       TAX-FREE                  MINNESOTA TAX-FREE
                                                      INCOME FUND                    INCOME FUND
                                             ----------------------------   ----------------------------
                                              SIX MONTHS                    SIX MONTHS
                                                 ENDED                         ENDED
                                             SEPTEMBER 30,    YEAR ENDED    SEPTEMBER 30,    YEAR ENDED
                                                 1997          MARCH 31,         1997         MARCH 31,
                                              (UNAUDITED)        1997        (UNAUDITED)        1997
                                             -------------  -------------   -------------   ------------
OPERATIONS:
  Net investment income .................... $  10,256,822  $  16,668,893   $   2,856,299   $  4,095,554
  Net realized gain (loss) on investments ..     3,230,371      1,239,489          (1,685)       (54,294)
  Net change in unrealized appreciation
     (depreciation) of investments .........     9,366,257      1,148,455       2,204,639        225,585
                                             -------------  -------------   -------------   ------------
     Net increase in net assets resulting
       from operations .....................    22,853,450     19,056,837       5,059,253      4,266,845
                                             -------------  -------------   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ....................   (10,249,396)   (16,676,319)     (2,847,221)    (4,095,554)
  Net realized gains on investments ........          --             --              --             --
                                             -------------  -------------   -------------   ------------

     Total distributions ...................   (10,249,396)   (16,676,319)     (2,847,221)    (4,095,554)
                                             -------------  -------------   -------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ................   129,502,778    155,421,758      46,154,827     53,475,364
  Reinvested distributions .................     7,744,673     12,524,280       2,279,139      3,198,228
  Payments for shares redeemed .............   (56,857,991)  (107,554,950)    (28,674,302)   (25,849,251)
                                             -------------  -------------   -------------   ------------
     Increase (decrease) in net assets
       from capital share transactions .....    80,389,460     60,391,088      19,759,664     30,824,341
                                             -------------  -------------   -------------   ------------

       Total increase (decrease) in net
         assets ............................    92,993,514     62,771,606      21,971,696     30,995,632

NET ASSETS
  Beginning of period ......................   342,540,206    279,768,600      93,975,904     62,980,272
                                             -------------  -------------   -------------   ------------
  End of period ............................ $ 435,533,720  $ 342,540,206   $ 115,947,600   $ 93,975,904
                                             =============  =============   =============   ============
NET ASSETS CONSIST OF:
  Capital (par value and paid-in surplus) .. $ 417,712,782  $ 337,323,322   $ 113,018,229   $ 93,258,565
  Undistributed (distributions in excess
     of) net investment income .............          --           (7,426)           --           (9,078)
  Accumulated net realized gain (loss)
     from security transactions ............     1,999,328     (1,231,043)       (472,742)      (471,057)
  Unrealized appreciation (depreciation)
     on investments ........................    15,821,610      6,455,353       3,402,113      1,197,474
                                             -------------  -------------   -------------   ------------

                                             $ 435,533,720  $ 342,540,206   $ 115,947,600   $ 93,975,904
                                             =============  =============   =============   ============

CAPITAL TRANSACTIONS IN SHARES:
  Sold .....................................    12,723,772     15,592,536       4,494,799      5,256,072
  Reinvested distributions .................       759,807      1,256,626         221,326        314,798
  Redeemed .................................    (5,612,130)   (10,828,540)     (2,791,188)    (2,547,449)
                                             -------------  -------------   -------------   ------------
Net increase (decrease) ....................     7,871,449      6,020,622       1,924,937      3,023,421
                                             =============  =============   =============   ============

                  See accompanying notes to financial statements on pages 42-49.

SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Bond Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:


                   FUND                           INVESTMENT OBJECTIVE
                   ----                           --------------------

         Money Market                   Maximum current income with the
                                        preservation of capital and maintenance
                                        of liquidity.

         U.S. Government Securities     High current income and safety of
                                        principal.

         Bond                           Maximize total return, consistent with
                                        the preservation of capital.

         Tax-Free Income                High level of current income that is
                                        exempt from federal income tax,
                                        consistent with the preservation of
                                        capital.

         Minnesota Tax-Free Income      High level of current income that is
                                        exempt from federal regular income tax
                                        and Minnesota regular personal income
                                        tax, consistent with the preservation of capital.


         Significant accounting policies followed by the Funds are summarized below:

         INVESTMENTS IN SECURITIES

         Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Boards of Directors. Such fair values are determined using prices quoted by independent brokers or pricing services. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

         Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

         Delivery and payment for securities which have been purchased by the Minnesota Tax-Free Income, Tax-Free Income, and U.S. Government Securities Funds on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery, and each Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of September 30, 1997, the Minnesota Tax-Free Income, Tax-Free Income, and U.S. Government Securities Funds had entered into when-issued or forward commitments of $710,000, $8,516,225, and $570,498, respectively.

         The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

         FEDERAL TAXES

         The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

         Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

         For federal income tax purposes the U.S. Government Securities, Bond, Tax-Free Income, and Minnesota Tax-Free Income Fund has a capital loss carryover of $453,176, $31,553, $1,233,011, and $468,224, respectively, at March 31, 1997 which, if not offset by subsequent capital gains, will begin to expire in 2003. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

         DISTRIBUTIONS

         Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)      INVESTMENT SECURITY TRANSACTIONS

         Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended September 30, 1997, were as follows:

                                                Purchases             Proceeds
                                                ---------             --------

         U.S. Government Securities Fund        34,619,998           19,675,710
         Bond Fund                               2,965,487            2,260,249
         Tax-Free Income Fund                  104,814,195           35,837,872
         Minnesota Tax-Free Income Fund         24,670,441            6,352,692


         For Money Market Fund during the six months ended September 30, 1997, purchases of and proceeds from sales and maturities of investment securities aggregated $520,348,050 and $525,103,038 respectively.

(3)      EXPENSES

         INVESTMENT ADVISER

         The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of Money Market, U.S. Government Securities, Bond, Tax-Free Income, and Minnesota Tax Free Income Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                          Average
                                                           Daily
                                                         Net Assets
                                                         ----------

         Bond Fund                                         .80%
         Tax-Free Income Fund                              .80%
         Minnesota Tax-Free Income Fund                    .80%


                                                   First              Over
                                                $50 Million        $50 Million
                                                -----------        -----------

         Money Market Fund                          .80%              .60%
         U.S. Government Securities Fund           1.00%              .80%


         For the period April 1, 1995, through December 31, 1997, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Fund's average daily net assets in excess of $500 million. After December 31, 1997, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         For the period April 1, 1995, through December 31, 1997, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund's average daily net assets. After December 31, 1997, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         TRANSACTIONS WITH AFFILIATES

         The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of September 30, 1997:

                                                                    % Shares
                                                      Shares       Outstanding
                                                      ------       -----------

                              Money Market Fund      5,101,321        15.66
                U.S. Government Securities Fund        515,791         6.19
                                      Bond Fund         72,993        10.26
                           Tax-Free Income Fund      1,478,362         3.50
                 Minnesota Tax-Free Income Fund        418,267         3.73


(4)      FINANCIAL HIGHLIGHTS

         Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated as follows:

SIT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

As of November 1, 1993, the Fund's name was changed to Sit Money Market Fund, Inc. from Sit Investment Reserve Fund, Inc. Effective on this date, the Fund's primary investment policy was amended to comply with Rule 2a-7 of the Investment Company Act of 1940 governing money market funds. The Fund's investment objective, however, remains the achievement of maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. Per share amounts prior to November 1, 1993 have been restated to reflect the
9.98 to 1 stock split.

                                                     Six Months                                                       Period From
                                                       Ended                                                          November 1,
                                                    September 30,                Years Ended March 31,                 1993 to
                                                        1997          ----------------------------------------         March 31,
                                                    (Unaudited)         1997            1996            1995             1994
==================================================================================================================================
NET ASSET VALUE:
  Beginning of period                                 $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                   0.03            0.05            0.05            0.04            0.01
----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                     0.03            0.05            0.05            0.04            0.01
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             (0.03)          (0.05)          (0.05)          (0.04)          (0.01)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                       $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
Total investment return (1)                               2.61%           5.04%           5.44%           4.57            1.14%
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)           $ 32,564        $ 32,668        $ 21,260        $ 29,822        $ 17,864
----------------------------------------------------------------------------------------------------------------------------------

RATIOS:
  Expenses to average daily net assets                    0.50%(2)        0.50%(2)        0.50%(2)        0.50%(2)        0.50%(2)
  Net investment income to average daily net assets       5.10%(2)        4.93%(2)        5.35%(2)        4.63%(2)        2.76%(2)


----------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the periods ended September 30, 1997 and March 31, 1994 are adjusted to an annual rate. Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the periods ended September 30, 1997, and March 31, 1997, 1996, 1995 and 1994, the
         investment adviser voluntarily absorbed $44,736, $78,042, $66,862, $63,828, $17, 565, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for each of these periods and the ratio of net investment income to average daily net assets would have been 4.80%, 4.63%, 5.05%, 4.33%, 2.46%, respectively.

SIT U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

                                                          Six Months
                                                             Ended                                                     Nine Months
                                                          September 30,              Years Ended March 31,                Ended
                                                             1997         ----------------------------------------      March 31,
                                                          (Unaudited)       1997            1996           1995           1994
===================================================================================================================================
NET ASSET VALUE:
  Beginning of period                                       $  10.28      $  10.47        $  10.28       $  10.50       $  10.73
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                          .31           .65             .70            .67            .47
  Net realized and unrealized gains
   (losses) on investments                                       .31          (.19)            .19           (.22)          (.18)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from operations                                          .62           .46             .89            .45            .29
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (.31)         (.65)           (.70)          (.67)          (.47)
  From realized gains                                           --            --              --             --             (.05)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.31)         (.65)           (.70)          (.67)          (.52)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                             $  10.59      $  10.28        $  10.47       $  10.28       $  10.50
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     6.13%         4.55%           8.87%          4.47%          2.70%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $ 88,296      $ 73,393        $ 52,450       $ 37,454       $ 38,683


RATIOS:
  Expenses to average daily net assets                          0.80%(2)      0.80%(2)        0.80%(2)       0.80%(2)       0.86%(2)
  Net investment income to average daily net assets             5.97%(2)      6.30%(2)        6.72%(2)       6.48%(2)       5.79%(2)
Portfolio turnover rate (excluding short-term securities)      25.31%        85.21%          51.37%         38.51%         73.87%


----------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the periods ended September 30, 1997 and March 31, 1994, are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets exceeding $50 million. However, during the periods ended September 30, 1997 and March 31, 1997, 1996, 1995 and 1994, the
         investment adviser voluntarily absorbed $50,137, $99,999, $88,625, $73,460 and $39,324 of expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .93% and .97% for the periods ended September 30 and March 31, 1997, respectively and 1.00% for the periods ended March 31, 1996, 1995, and 1994 and the ratio of net investment income to average daily net assets would have been 5.84%, 6.13%, 6.52%, 6.28%, and 5.65%, respectively.

SIT BOND FUND
FINANCIAL HIGHLIGHTS

                                                           Six Months                                              Period From
                                                             Ended                                                 December 1,
                                                          September 30,            Years Ended March 31,           1993 (1) to
                                                             1997           ----------------------------------      March 31,
                                                          (Unaudited)         1997         1996         1995          1994
===============================================================================================================================
NET ASSET VALUE:
  Beginning of period                                       $   9.62        $   9.83     $   9.48     $   9.69     $  10.00
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                          .32             .64          .64          .62          .19
  Net realized and unrealized
    gains (losses) on investments                                .41            (.14)         .35         (.21)        (.31)
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            .73             .50          .99          .41         (.12)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (.32)           (.64)        (.64)        (.62)        (.19)
  From realized gains                                           --              (.07)        --           --           --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.32)           (.71)        (.64)        (.62)        (.19)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                             $  10.03        $   9.62     $   9.83     $   9.48     $   9.69
-------------------------------------------------------------------------------------------------------------------------------
Total investment return (2)                                     7.66%           5.21%       10.57%        4.51%       (1.22%)
-------------------------------------------------------------------------------------------------------------------------------
  Net assets at end of period (000's omitted)               $  7,142        $  6,403     $  5,222     $  3,533     $  3,403


RATIOS:
  Expenses to average daily net assets                          0.80%(3)        0.80%        0.80%        0.80%        0.80%(3)
  Net investment income to average daily net assets             6.42%(3)        6.52%        6.49%        6.63%        6.24%(3)
Portfolio turnover rate (excluding short-term securities)      34.47%         128.06%      159.45%       41.25%       43.49%


----------------

(1)      Commencement of operations.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)      Adjusted to an annual rate.

SIT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

                                                           Six Months
                                                              Ended                                                    Nine Months
                                                           September 30,            Years Ended March 31,                 Ended
                                                              1997         --------------------------------------       March 31,
                                                           (Unaudited)       1997           1996           1995           1994
===================================================================================================================================
NET ASSET VALUE:
  Beginning of period                                       $   9.98       $   9.88       $   9.70       $   9.63       $  10.02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                          .28            .56            .56            .56            .43
  Net realized and unrealized gains
   (losses) on investments                                       .34            .10            .18            .09           (.30)
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            .62            .66            .74            .65            .13
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (.28)          (.56)          (.56)          (.56)          (.43)
  From realized gains                                           --             --             --             (.02)          (.09)
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                           (.28)          (.56)          (.56)          (.58)          (.52)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                             $  10.32       $   9.98       $   9.88       $   9.70       $   9.63
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     6.25%          6.82%          7.73%          7.00%          1.19%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $435,534       $342,540       $279,769       $255,157       $324,691


RATIOS:
  Expenses to average daily net assets                          0.77%(2)       0.79%(2)       0.80%(2)       0.79%(2)       0.77%(2)
  Net investment income to average daily net assets             5.43%(2)       5.63%(2)       5.65%(2)       5.84%(2)       5.68%(2)
Portfolio turnover rate (excluding short-term securities)       9.98%         25.34%         25.50%         13.13%         47.56%


----------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the periods ended September 30, 1997 and March 31, 1994, are adjusted to an annual rate. Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the periods ended September 30, 1997 and March 31, 1997, 1996, 1995 and 1994, the investment adviser voluntarily absorbed $63,372, $46,819, $15,540, $24,991 and $77,029 in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for the periods ended September 30, 1997, and March 31, 1997, 1996, 1995 and 1994, and the ratio of net investment income to average daily net assets would have been 5.39%, 5.61%, 5.65%, 5.83% and 5.65%, respectively.

SIT MINNESOTA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

                                                            Six Months                                                 Period From
                                                              Ended                                                    December 1,
                                                           September 30,             Years Ended March 31,             1993 (1) to
                                                              1997           ------------------------------------       March 31,
                                                           (Unaudited)          1997         1996          1995           1994
===================================================================================================================================
NET ASSET VALUE:
  Beginning of period                                       $   10.14        $   10.09     $    9.96     $    9.79     $   10.00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           .31              .57           .57           .56           .17
  Net realized and unrealized gains
   (losses) on investments                                        .22              .05           .13           .17          (.21)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from operations                                           .53              .62           .70           .73          (.04)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     (.31)            (.57)         (.57)         (.56)         (.17)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                             $   10.36        $   10.14     $   10.09     $    9.96     $    9.79
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (2)                                      4.96%            6.26%         7.12%         7.68%        (0.80%)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $ 115,948        $  93,976     $  62,980     $  43,881     $  18,105


RATIOS:
  Expenses to average daily net assets                           0.80%(3)         0.80%         0.80%         0.80%         0.80(3)
  Net investment income to average daily net assets              5.42%(3)         5.56%         5.62%         5.72%         5.23(3)
Portfolio turnover rate (excluding short-term securities)        6.36%           17.16%        15.85%        34.20%        12.23%


----------------

(1)      Commencement of operations.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)      Adjusted to an annual rate.

[LOGO]



Directors:
                    Eugene C. Sit, CFA
                    Peter L. Mitchelson, CFA
                    Michael C. Brilley
                    John E. Hulse
                    Sidney L. Jones
                    Donald W. Phillips
                    William E. Frenzel

Director Emeritus:
                    Melvin C. Bahle

Officers:
                    Eugene C. Sit, CFA            Chairman
                    Peter L. Mitchelson, CFA      Vice Chairman
                    Michael C. Brilley            Senior Vice President
                    Mary K. Stern                 President
                    Debra A. Sit, CFA             Vice President - Investments,
                                                    Assistant Treasurer
                    Bryce A. Doty, CFA (1)        Vice President - Investments
                    Paul J. Jungquist, CFA (2)    Vice President - Investments
                    Paul E. Rasmussen             Vice President & Treasurer
                    Michael P. Eckert             Vice President - Group Manager
                    Michael J. Radmer             Secretary
                    Carla J. Rose                 Assistant Secretary




(1)  Bond, Balanced and U.S. Government Securities Funds only.
(2)  Money Market Fund only.